Exhibit 10.1
20,000,000 Units
SEANERGY MARITIME CORP.
UNDERWRITING AGREEMENT
New York, New York
September 24, 2007
Maxim Group LLC
405 Lexington Avenue
New York, NY 10174
As Representative of the Underwriters
named on Schedule A hereto
Ladies and Gentlemen:
     Seanergy Maritime Corp., a Marshall Islands corporation (“Company”), hereby confirms its agreement with Maxim Group LLC (“Maxim” or the “Representative”) and with the other underwriters named on Schedule A hereto for which Maxim is acting as representative (the Representative and the other underwriters being collectively referred to herein as the “Underwriters” or, individually, an “Underwriter”) as follows:
     1. Purchase and Sale of Securities.
     1.1. Firm Securities.
          1.1.1. Purchase of Firm Units.  On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the several Underwriters, severally and not jointly, an aggregate of 20,000,000 units, plus any other units that may be included on a registration statement (“Rule 462(b) Registration Statement”) filed pursuant to Rule 462(b) promulgated under the Act (as defined below) (the “Firm Units”) of the Company’s securities at a purchase price (net of discounts and commissions, $.225 of which shall be deposited into the Trust Account (as defined below)) of $9.40 per Firm Unit. The Underwriters, severally and not jointly, agree to purchase from the Company the number of Firm Units set forth opposite their respective names on Schedule A attached hereto and made a part hereof at a purchase price (net of discounts and commissions ($0.225 of which shall be deposited into the Trust Account pursuant to Section 1.5)) of $9.40 per Firm Unit.  The Firm Units are to be offered initially to the public (the “Offering”) at the offering price of $10.00 per Firm Unit.  Each Firm Unit consists of one share of the Company’s common stock, par value $.0001 per share (the “Common Stock”), and one warrant to purchase one share of Common Stock (the “Warrant(s)”).  The shares of Common Stock and the Warrants included in the Firm Units will not be separately transferable until the 10th business day following the earlier to occur of: (i) the expiration of the Underwriters’ Over-Allotment

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September 24, 2007

Option (as defined in Section 1.2.1 hereof) or (ii) its exercise in full subject to (a) the preparation of an audited balance sheet of the Company reflecting receipt by the Company of the proceeds of the Offering and the filing of such audited balance sheet with the Securities and Exchange Commission (the “Commission”) on a Form 8–K or similar form by the Company which includes such balance sheet; and (b) the Company issues a press release and files the same with the Commission in a Current Report on Form 8-K announcing when such separate trading will begin. Each Warrant entitles its holder to purchase one share of Common Stock for $6.50 per share during the period commencing on the later of: (i) the consummation by the Company of a Business Combination (as defined below) or (ii) one year from the effective date (the “Effective Date”) of the Registration Statement (as defined below) and terminating on the four-year anniversary of the Effective Date.  As used herein, the term “Business Combination” shall mean any acquisition of, through a merger, capital stock exchange, asset acquisition or other similar business combination, one or more businesses in the maritime shipping industry, but will not be limited to pursuing acquisition opportunities only within that industry. The Company has the right to redeem the Warrants upon not less than thirty (30) days’ written notice at a price of $0.01 per Warrant at any time; provided, however, that the last sale price of the Common Stock has been at least $14.25 for any twenty (20) trading days within a thirty (30) trading day period ending on the third day prior to the day on which notice is given. As used herein, the term “Business Day” shall mean any day other than a Saturday, Sunday or any day on which national banks in New York, New York are not open for business.
          1.1.2. Payment and Delivery.  Delivery and payment for the Firm Units shall be made at 10:00 A.M., New York time, on the third Business Day (as elsewhere defined) following the Effective Date (or the fourth Business Day following the Effective Date, if the Registration Statement is declared effective after 4:30 p.m.) or at such earlier time as shall be agreed upon by the Representative and the Company at the offices of the Representative or at such other place as shall be agreed upon by the Representative and the Company.  The closing of the Offering is referred to herein as the “Closing” and the hour and date of delivery and payment for the Firm Units is referred to herein as the “Closing Date.”  Payment for the Firm Units shall be made on the Closing Date at the Representative’s election by wire transfer in Federal (same day) funds or by certified or bank cashier’s check(s) in New York Clearing House funds. $200,000,000 ($10.00 per Unit; $230,000,000 if the Over-allotment Option (as defined in Section 1.2) is exercised in full) of the proceeds received by the Company for the Firm Units and the Private Placement (as defined in Section 1.4) shall be deposited into the trust account (the “Trust Account”) established by the Company for the benefit of the public shareholders and the Underwriters, as described in the Registration Statement and pursuant to the terms of an Investment Management Trust Agreement (the “Trust Agreement”), which amount includes up to $4,500,000 ($0.225 per Firm Unit; $5,625,000 if the Over-allotment Option is exercised in full, which represents $0.375 per Option Unit (as defined below)), plus interest thereon, payable to the Underwriters as contingent compensation upon consummation of a Business Combination (subject to Section 1.5 hereof). The remaining proceeds (less commissions, expense allowance and actual expense payments or other fees payable pursuant to this Agreement), if any, shall be paid to the order of the Company upon delivery to the Representative of certificates (in form and substance satisfactory to the Underwriters) representing the Firm Units (or through the facilities of the Depository Trust Company (the “DTC”)) for the account of the Underwriters.  The Firm

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Units shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least two Business Days prior to the Closing Date.  The Company will permit the Representative to examine and package the Firm Units for delivery, at least one full Business Day prior to the Closing Date.  The Company shall not be obligated to sell or deliver the Firm Units except upon tender of payment by the Representative for all the Firm Units.
     1.2. Over-Allotment Option.
          1.2.1. Option Units.  For the purposes of covering any over-allotments in connection with the distribution and sale of the Firm Units, the Underwriters are hereby granted, severally and not jointly, an option to purchase up to an additional 3,000,000 units from the Company (the “Over-allotment Option”).  Such additional 3,000,000 units shall be identical in all respects to the Firm Units and are hereinafter referred to as “Option Units.”  The Firm Units and the Option Units are hereinafter collectively referred to as the “Units” and the Units, the shares of Common Stock and the Warrants included in the Units and the shares of Common Stock issuable upon exercise of the Warrants are hereinafter referred to collectively as the “Public Securities.”  The purchase price to be paid for each Option Unit (net of discounts and commissions) will be $9.40 per Option Unit (with $.375 of the underwriting discount being deposited in the Trust Account pursuant to Section 1.5). The Option Units are to be offered initially to the public at the offering price of $10.00 per Option Unit.
          1.2.2. Exercise of Option.  The Over-allotment Option granted pursuant to Section 1.2.1 hereof may be exercised by the Representative as to all (at any time) or any part (from time to time) of the Option Units within 45 days after the Effective Date.  The Underwriters will not be under any obligation to purchase any Option Units prior to the exercise of the Over-allotment Option.  The Over-allotment Option granted hereby may be exercised by the giving of oral notice to the Company from the Representative, which must be confirmed in writing by overnight mail or facsimile transmission setting forth the number of Option Units to be purchased and the date and time for delivery of, and payment for, the Option Units, which will not be later than five (5) Business Days after the date of the notice or such other time as shall be agreed upon by the Company and the Representative, at the offices of the Representative or at such other place and in such other manner as shall be agreed upon by the Company and the Representative.  If such delivery and payment for the Option Units does not occur on the Closing Date, the date and time of the closing for such Option Units will be as set forth in the notice (hereinafter the “Option Closing Date”).  Upon exercise of the Over-allotment Option, the Company will become obligated to convey to the Underwriters, and, subject to the terms and conditions set forth herein, the Underwriters will become obligated to purchase, the number of Option Units specified in such notice. If any Option Units are to be purchased each Underwriter agrees, severally and not jointly, to purchase the number of Option Units that bears the same proportion to the total number of Firm Units set forth in Schedule A opposite the name of such Underwriter.
          1.2.3. Payment and Delivery.  Payment for the Option Units shall be made on the Option Closing Date at the Representative’s election by wire transfer in Federal (same day)

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funds or by certified or bank cashier’s check(s) in New York Clearing House funds, by deposit of the sum of $9.40 per Option Unit (with $.375 of the underwriting discount being deposited into the Trust Account as set forth in Section 1.5) in the Trust Account pursuant to the Trust Agreement upon delivery to the Representative of certificates (in form and substance satisfactory to the Underwriters) representing the Option Units (or through the facilities of DTC) for the account of the Underwriters. The certificates representing the Option Units to be delivered will be in such denominations and registered in such names as the Representative requests not less than two Business Days prior to the Closing Date or the Option Closing Date, as the case may be, and will be made available to the Representative for inspection, checking and packaging at the aforesaid office of the Company’s transfer agent or correspondent not less than one full Business Day prior to such Closing Date or Option Closing Date.
     1.3. Representative’s Purchase Option.
          1.3.1. Purchase Option.  The Company hereby agrees to issue and sell to the Representative (and/or their designees) on the Closing Date an option (“Representative’s Purchase Option”) to purchase up to an aggregate of 1,000,000 units (the “Representative’s Units”) for an aggregate purchase price of $100.00.  Each of the Representative’s Units is identical to the Firm Units.  The Representative’s Purchase Option shall be exercisable, in whole or in part, commencing on the date that is sixth months from the Effective Date and expiring on the five-year anniversary of the Effective Date at an initial exercise price per Representative’s Unit of $12.50, which is equal to one hundred and twenty-five percent (125%) of the initial public offering price of a Unit.  The Representative’s Purchase Option, the Representative’s Units, the shares of Common Stock (the “Representative’s Shares”) and the Warrants (the “Representative’s Warrants”) included in the Representative’s Units and the shares of Common Stock issuable upon exercise of the Representative’s Warrants are hereinafter referred to collectively as the “Representative’s Securities.”  The Public Securities and the Representative’s Securities are hereinafter referred to collectively as the “Securities.”
          1.3.2. Delivery and Payment.  Delivery and payment for the Representative’s Purchase Option shall be made on the Closing Date.  The Company shall deliver to the Representative, upon payment therefor, certificates for the Representative’s Purchase Option in the name or names and in such authorized denominations as the Representative may request.

     1.4. Private Placement. Prior to the Closing Date, all of the executive officers of the Company and their designees, or entities wholly owned by them (the “Placement Investors”), each of them being a “Non-US Person,” as such term is defined under Regulation S of the Securities Act of 1933, as amended (the “Act”), purchased from the Company pursuant to the Subscription Agreements (as defined in Section 2.25.2 hereof) an aggregate of 14,961,111 warrants identical to the Warrants (the “Placement Warrants”) at a purchase price of $.90 per Placement Warrant in a private placement (the “Private Placement”) effected pursuant to Regulation S under the Act. The Placement Warrants and the shares of Common Stock issuable upon exercise of the Placement Warrants are hereinafter referred to collectively as the “Placement Securities.” No underwriting discounts, commissions or placement fees have been or will be payable in connection with the Private Placement. None of the Placement Securities

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may be sold, assigned or transferred by the Placement Investors until after consummation of a Business Combination. The Placement Investors shall have no right to any liquidation distributions with respect to any portion of the Placement Securities in the event the Company fails to consummate a Business Combination. The Placement Investors shall not have redemption rights with respect to the Placement Securities.
     1.5. Contingent Portion of Underwriters’ Discount. The Representative, on behalf of itself and the other Underwriters, agrees that 2.25% of the gross proceeds from the sale of the Firm Units ($4,500,000) and 3.75% of the gross proceeds from the sale of any Option Units (an additional $1,125,000 if the Over-allotment Option is exercised in full) (collectively, such amounts are the “Contingent Discount ”) will be deposited in and held in the Trust Account and payable to the Representative, along with any interest accrued thereon (net of taxes payable on the interest income earned on the Contingent Discount; provided, however, that the interest earned on the Contingent Discount and payable to the Representative shall not exceed $420,000), in respect of any IPO Shares (defined in Section 7.6 hereof) not redeemed pursuant to Section 7.6 hereof upon the consummation of a Business Combination. The Representative, on behalf of itself and the other Underwriters, agrees that the several Underwriters shall forfeit any rights or claims to the Contingent Discount and any interest accrued thereon (net of taxes payable on the interest income earned on the Contingent Discount) in respect of any IPO Shares that are redeemed pursuant to Section 7.6 hereof. In addition, in the event that the Company is unable to consummate a Business Combination and Continental Stock Transfer & Trust Company (the “Trustee”), the trustee of the Trust Account, commences liquidation of the Trust Account as provided in the Trust Agreement, the Representative, on behalf of itself and the other Underwriters, agrees that (i) the several Underwriters shall forfeit any rights or claims to the Contingent Discount and any interest accrued thereon (net of taxes payable on the interest income earned on the Contingent Discount); and (ii) the Contingent Discount, together with the all other amounts on deposit in the Trust Account, and any accrued interest thereon (net of taxes payable on the interest income earned thereon), shall be distributed on a pro-rata basis among the holders of the IPO Shares.
1.6.	Working Capital; Interest on Trust; Quarterly Distributions to Public Shareholders.
          1.6.1. Working Capital. Upon consummation of the Offering, $3,000,000 (the “Working Capital”) of the proceeds of the Private Placement will be released to the Company, in accordance with Section 3.29 hereof, to fund the working capital requirements of the Company.
          1.6.2. Interest Income. All interest earned on the funds held in the Trust Account shall be added to the corpus of the Trust Account; provided, however, that, pursuant to the Trust Agreement, up to an aggregate of $675,000 if the Over-allotment Option is exercised in full (or a lesser amount if less than the full Over-allotment Option is exercised, pro rata based on the amount of the Over-allotment Option exercised) of the interest income earned on the Trust Account will be released to the Company to replace $675,000 of the Working Capital used to pay the costs and expenses associated with the exercised of the Over-allotment option; provided

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further, however, that the interest income earned on the Contingent Discount shall be payable to the Representative, subject to Section 1.5 hereof. The Company will also be permitted to draw amounts necessary to pay taxes on the interest income earned and any other applicable taxes.
          1.6.3. Quarterly Distributions to Public Shareholders. The Company may make quarterly distributions of interest income earned on the Trust Account (net of: taxes payable and (i) up to an aggregate of $675,000 of interest income released to the Company pursuant to Section 1.6.2 hereof and (ii) up to $420,000 of interest earned on Maxim Group LLC’s deferred underwriting compensation) on a pro rata basis to Public Shareholders until the earlier of: (x) the consummation of a Business Combination or (ii) the Termination Date.
     2. Representations and Warranties of the Company.  The Company represents and warrants to the Underwriters as follows:
     2.1. Filing of Registration Statement.
          2.1.1. Pursuant to the Act.  The Company has filed with the Commission a registration statement and an amendment or amendments thereto, on Form F-1 (File No. 333-144436), including any related preliminary prospectus (the “Preliminary Prospectus”), for the registration of the Public Securities and the Representative’s Securities under the Act (including any Rule 462(b) Registration Statement), which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act, and the rules and regulations (the “Regulations”) of the Commission under the Act.  The conditions for use of Form F-1 to register the Offering under the Act, as set forth in the General Instructions to such Form, have been satisfied. Except as the context may otherwise require, any such registration statement, as amended, on file with the Commission at the time the registration statement becomes effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein and all information deemed to be a part thereof as of such time pursuant to Rule 430A of the Regulations), is hereinafter called the “Registration Statement,” and the form of the final prospectus dated the Effective Date included in the Registration Statement (or, if applicable, the form of final prospectus filed with the Commission pursuant to Rule 424 of the Regulations), is hereinafter called the “Prospectus.” For purposes of this Agreement, “Time of Sale”, as used in the Act, means 5:00 p.m., New York City time, on the date of this Agreement. Prior to the Time of Sale, the Company prepared preliminary prospectuses, dated July 9, 2007 and September 4, 2007, for distribution by the Underwriters (together the “Sale Preliminary Prospectus”). If the Company has filed, or is required pursuant to the terms hereof to file, a Rule 462(b) Registration Statement, then, unless otherwise specified, any reference herein to the term “Registration Statement” shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which, if filed, becomes effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. All of the Public Securities have been registered under the Act pursuant to the Registration Statement or, if any Rule 462(b) Registration Statement is filed, will be duly registered under the Act with the filing of such Rule 462(b) Registration Statement. To the extent a Rule 462(b) Registration Statement is filed, then a corresponding adjustment shall automatically be made to the applicable

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terms of this Agreement as necessary to reflect the changes contained in the Prospectus as filed pursuant to Rule 424(b) promulgated under the Act. The Registration Statement has been declared effective by the Commission on the date hereof. If, subsequent to the date of this Agreement, the Company or the Representative has determined that at the Time of Sale the Sale Preliminary Prospectus included an untrue statement of a material fact or omitted a statement of material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and have agreed to provide an opportunity to purchasers of the Firm Units to terminate their old purchase contracts and enter into new purchase contracts, then the Sale Preliminary Prospectus will be deemed to include any additional information available to purchasers at the time of entry into the first such new purchase contract.
          2.1.2. Pursuant to the Exchange Act.  The Company has filed with the Commission a Form 8-A (File Number 001-33690) providing for the registration under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of the Units, the Common Stock and the Warrants.  The registration of the Units, Common Stock and Warrants under the Exchange Act has been declared effective by the Commission on the date hereof.
     2.2. No Stop Orders, etc.  Neither the Commission nor, to the Company’s knowledge, any foreign or state regulatory authority has issued any order or threatened to issue any order preventing or suspending the use of any Sale Preliminary Prospectus or Prospectus or has instituted or, to the best of the Company’s knowledge, threatened to institute any proceedings with respect to such an order.
     2.3. Disclosures in Registration Statement.
          2.3.1. 10b-5 Representation.  As of the date thereof and at all times subsequent thereto up to and including September 24, 2007, the Sale Preliminary Prospectus contained all material statements that are required to be stated therein in accordance with the Act and the Regulations, and did or will, in all material respects, conform to the requirements of the Act and the Regulations. As of their respective filing and, in the case of the Registration Statement, effectiveness dates, and at all times subsequent thereto up to the Closing Date and, as applicable, each Option Closing Date, the Registration Statement and the Prospectus contained or will contain all material statements that are required to be stated therein in accordance with the Act and the Regulations, and did or will, in all material respects, conform to the requirements of the Act and the Regulations. Neither the Registration Statement, the Sale Preliminary Prospectus nor any Preliminary Prospectus or the Prospectus contained therein, nor any amendment or supplement thereto, on their respective dates, nor the Sale Preliminary Prospectus as of the Time of Sale did or will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in light of the circumstances under which they were made), not misleading.  When any Preliminary Prospectus or Sale Preliminary Prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Securities or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus or Sale Preliminary Prospectus and any amendments thereof and supplements thereto complied or will have been

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corrected in the Sale Preliminary Prospectus and the Prospectus to comply in all material respects with the applicable provisions of the Act and the Regulations and did not and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The representation and warranty made in this Section 2.3.1 does not apply to statements made or statements omitted in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by the Representative expressly for use in the Registration Statement, the Sale Preliminary Prospectus or Prospectus or any amendment thereof or supplement thereto, which information, it is agreed, shall consist solely of the names of the several Underwriters and the subsections captioned “Pricing of Securities” and “Foreign Regulatory Restrictions on Purchase of the Units” contained in the section of the Prospectus entitled “Underwriting.”
          2.3.2. Disclosure of Agreements.  The agreements and documents described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus conform to the descriptions thereof contained therein and there are no agreements or other documents required to be described in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed.  Each agreement or other instrument (however characterized or described) to which the Company is a party or by which its property or business is or may be bound or affected and (i) that is referred to in the Registration Statement or attached as an exhibit thereto, or (ii) is material to the Company’s business, has been duly and validly executed by the Company, is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (x) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (y) as enforceability of any indemnification or contribution provision may be limited under the foreign, federal and state securities laws, and (z) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and none of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the Company’s knowledge, any other party is in breach or default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a breach or default thereunder.  To the Company’s knowledge, performance by the Company of the material provisions of such agreements or instruments will not result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses, including, without limitation, those relating to environmental laws and regulations.

          2.3.3. Prior Securities Transactions.  No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company since the date of the Company’s formation, except as disclosed in the Registration Statement.

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          2.3.4. Regulations. The disclosures in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus concerning the effects of foreign, federal, state and local regulation on the Company’s business as currently contemplated are correct in all material respects and do not omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.
     2.4. Changes After Dates in Registration Statement.
          2.4.1. No Material Adverse Change.  Since the respective dates as of which information is given in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, except as otherwise specifically stated therein: (i) there has been no material adverse change in the condition, financial or otherwise, or business prospects of the Company; (ii) there have been no material transactions entered into by the Company, other than as contemplated pursuant to this Agreement; (iii) no member of the Company’s board of directors or management has resigned from any position with the Company and (iv) no event or occurrence has taken place which materially impairs, or would likely materially impair, with the passage of time, the ability of the members of the Company’s board of directors or management to act in their capacities with the Company as described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.
          2.4.2. Recent Securities Transactions, etc. Subsequent to the respective dates as of which information is given in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus and except as may otherwise be indicated or contemplated herein or therein, the Company has not: (i) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money; or (ii) declared or paid any dividend or made any other distribution on or in respect to its capital stock.
     2.5. Independent Accountants. Weinberg & Company, P.A. (“Weinberg”), whose report is filed with the Commission as part of the Registration Statement and included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, are independent registered public accountants as required by the Act, the Regulations and the Public Company Accounting Oversight Board (including the rules and regulations promulgated by such entity, the “PCAOB”). To the Company’s knowledge, Weinberg is duly registered and in good standing with the PCAOB. Weinberg has not, during the periods covered by the financial statements included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act.
     2.6. Financial Statements; Statistical Data.
          2.6.1. Financial Statements. The financial statements, including the notes thereto and supporting schedules included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, fairly present the financial position and the results of operations of the Company at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with the Regulations, consistently applied

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throughout the periods involved; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein in conformity with the Regulations.  No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus. The Registration Statement, the Sale Preliminary Prospectus and the Prospectus disclose all material off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons that may have a material current or future effect on the Company’s financial condition, changes in financial condition, results of operations, liquidity, capital expenditures, capital resources, or significant components of revenues or expenses. There are no pro forma or as adjusted financial statements which are required to be included in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus in accordance with Regulation S-X of the Regulations which have not been included as so required.
          2.6.2. Statistical Data. The statistical, industry-related and market-related data included in the Registration Statement, the Sale Preliminary Prospectus and/or the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.
     2.7. Authorized Capital; Options, etc.  The Company had at the date or dates indicated in each of the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, as the case may be, duly authorized, issued and outstanding capitalization as set forth in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.  Based on the assumptions stated in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, the Company will have on the Closing Date the adjusted stock capitalization set forth therein.  Except as set forth in, or contemplated by, the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, on the Effective Date and on the Closing Date and the Option Closing Date, if any, there will be no options, warrants, or other rights to purchase or otherwise acquire any authorized, but unissued shares of Common Stock or any security convertible into shares of Common Stock, or any contracts or commitments to issue or sell shares of Common Stock or any such options, warrants, rights or convertible securities.
     2.8. Valid Issuance of Securities, etc.
          2.8.1. Outstanding Securities.  All issued and outstanding shares of Common Stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission with respect thereto, and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company.  The outstanding shares of Common Stock conform to the descriptions thereof contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus. All offers and sales of the outstanding Common Stock of the Company were at all relevant times either registered under the Act and the applicable state securities or Blue Sky laws or, based in part on the representations and warranties of the purchasers of such shares of Common Stock, exempt from such registration requirements.

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          2.8.2. Securities Sold.  The Securities have been duly authorized and reserved for issuance and when issued and paid for, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders; the Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of the Securities has been duly and validly taken.  The Securities conform in all material respects to the descriptions thereof contained in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, as the case may be.  When issued, the Representative’s Purchase Option, the Representative’s Warrants and the Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment of the respective exercise prices therefor, the number and type of securities of the Company called for thereby in accordance with the terms thereof and such Representative’s Purchase Option, Representative’s Warrants and Warrants are enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under foreign, federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The shares of Common Stock issuable upon exercise of the Representative’s Purchase Option, the Representative’s Warrants and the Warrants have been reserved for issuance upon the exercise of the respective Warrants upon payment of the consideration therefore, and when issued in accordance with the terms thereof, will be duly and validly authorized, validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders.
          2.8.3. Placement Warrants. The Placement Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment of the respective exercise prices therefor, the number and type of securities of the Company called for thereby in accordance with the terms thereof, and such Placement Warrants are enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under foreign, federal and state securities laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The shares of Common Stock issuable upon exercise of the Placement Warrants have been reserved and, when issued in accordance with the terms of the Placement Warrants, will be duly and validly authorized, validly issued, fully paid and non-assessable, and the holders thereof are not and will not be subject to personal liability by reason of being such holders.
          2.8.4. No Integration. Neither the Company nor any of its affiliates has, prior to the date hereof, made any offer or sale of any securities which are required to be “integrated”

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pursuant to the Act or the Regulations with the offer and sale of the Securities pursuant to the Registration Statement.
     2.9. Registration Rights of Third Parties.  Except as set forth in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, no holders of any securities of the Company or any rights exercisable for or convertible or exchangeable into securities of the Company have the right to require the Company to register any such securities of the Company under the Act or to include any such securities in a registration statement to be filed by the Company.
     2.10. Validity and Binding Effect of Agreements.  This Agreement, the Warrant Agreement (as defined in Section 2.24 hereof), the Trust Agreement, the Services Agreement (as defined in Section 3.7.2 hereof), the Subscription Agreements (as defined in Section 2.25.2 hereof), the Representative’s Purchase Option (as defined in Section 1.3.1), the Escrow Agreement (as defined in Section 2.23.3 hereof) and the Registration Rights Agreement by and among the Company and the Initial Shareholders (the “Registration Rights Agreement”) have been duly and validly authorized, executed and delivered by the Company and constitute valid and binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except: (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (ii) as enforceability of any indemnification or contribution provision may be limited under foreign, federal and state laws; and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.
     2.11. No Conflicts, etc.  The execution, delivery, and performance by the Company of this Agreement, the Warrant Agreement, the Trust Agreement, the Services Agreement, the Subscription Agreement, the Representative’s Purchase Option, the Escrow Agreement and the Registration Rights Agreement, the consummation by the Company of the transactions herein and therein contemplated and the compliance by the Company with the terms hereof and thereof do not and will not, with or without the giving of notice or the lapse of time or both: (i) result in a breach or violation of, or conflict with any of the terms and provisions of, or constitute a default under, or result in the creation, modification, termination or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to the terms of any agreement, obligation, condition, covenant or instrument to which the Company is a party or bound or to which its property is subject except pursuant to the Trust Agreement; (ii) result in any violation of the provisions of the Second Amended and Restated Certificate of Incorporation or the Bylaws of the Company; or (iii) violate any existing applicable statute, law, rule, regulation, judgment, order or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business.

     2.12. No Defaults; Violations.  No material default or violation exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or

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instrument to which the Company is a party or by which the Company may be bound or to which any of the properties or assets of the Company is subject. The Company is not in violation of any term or provision of its Second Amended and Restated Certificate of Incorporation or Bylaws or in violation of any material franchise, license, permit, applicable law, rule, regulation, judgment or decree of any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or businesses.
     2.13. Corporate Power; Licenses; Consents.
          2.13.1. Conduct of Business.  The Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies that it needs as of the date hereof to conduct its business for the purposes described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.  The disclosures in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus concerning the effects of foreign, federal, state and local regulation on this Offering and the Company’s business purpose as currently contemplated are correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Since its formation, the Company has conducted no business and has incurred no liabilities other than in connection with and in furtherance of the Offering.
          2.13.2. Transactions Contemplated Herein.  The Company has all corporate power and authority to enter into this Agreement and to carry out the provisions and conditions hereof, and all consents, authorizations, approvals and orders required in connection therewith have been obtained.  No consent, authorization or order of, and no filing with, any court, government agency or other body, foreign or domestic, is required for the valid issuance, sale and delivery, of the Securities and the consummation of the transactions and agreements contemplated by this Agreement, the Warrant Agreement, the Trust Agreement, the Subscription Agreement, the Services Agreement, the Representative’s Purchase Option, the Registration Rights Agreement and the Escrow Agreement and as contemplated by the Registration Statement, the Sale Preliminary Prospectus and Prospectus, except with respect to applicable foreign, federal and state securities laws and the rules and regulations promulgated by the National Association of Securities Dealers, Inc. (the “NASD”).
     2.14. D&O Questionnaires.  All information contained in the questionnaires (the “Questionnaires”) completed by each of the Company’s officers and directors (the “Directors/Officers”) and Initial Shareholders (as defined below) immediately prior to the Offering and provided to the Underwriters as well as the biographies attached as exhibits to each person’s Insider Letter (as defined in Section 2.25.1) is true and correct and the Company has not become aware of any information which would cause the information disclosed in the questionnaires completed by the Directors/Officers and Initial Shareholders to become inaccurate and incorrect.

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     2.15. Litigation; Governmental Proceedings.  There is no action, suit, proceeding, inquiry, arbitration, investigation, litigation or governmental proceeding pending or, to the best of the Company’s knowledge, threatened against, or involving the Company or, to the best of the Company’s knowledge, any of the Directors/Officers or any of the shareholders of the Company immediately prior to the Offering ( the “Initial Shareholders”) which has not been disclosed in the Registration Statement, the Questionnaires, the Sale Preliminary Prospectus and the Prospectus.
     2.16. Good Standing.  The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of its jurisdiction of incorporation and is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of business requires such qualification, except where the failure to qualify would not have a material adverse effect on the Company, its business, assets or operations.
     2.17. No Contemplation of a Business Combination. Prior to the date hereof, no Company Affiliate (as hereinafter defined) has, and as of the Closing, the Company and such Company Affiliates will not have: (a) had any specific Business Combination under consideration or contemplation; (b) directly or indirectly, contacted any potential target business or their representatives or had any discussions, formal or otherwise, with respect to effecting any potential Business Combination with the Company or taken any measure, directly or indirectly to locate a target business; or (c) engaged or retained any agent or other representative to identify or locate any suitable acquisition candidate for the Company.
     2.18. Transactions Affecting Disclosure to NASD.
          2.18.1. Except as described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any Company Affiliate with respect to the sale of the Securities hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any Initial Shareholder that may affect the Underwriters’ compensation, as determined by the NASD.
          2.18.2. The Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) to any NASD member; or (iii) to any person or entity that has any direct or indirect affiliation or association with any NASD member, within the twelve months prior to the Effective Date, other than payments to Maxim in connection with the Offering.
          2.18.3. No Directors/Officers, or any direct or indirect beneficial owner of any class of the Company’s securities including the Initial Shareholders and holders of securities purchased in the Private Placement (whether debt or equity, registered or unregistered, regardless

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of the time acquired or the source from which derived) (any such individual or entity, a “Company Affiliate”) is a member, a person associated, or affiliated with a member of the NASD.
          2.18.4. No Company Affiliate is an owner of stock or other securities of any member of the NASD (other than securities purchased on the open market).
          2.18.5. No Company Affiliate has made a subordinated loan to any member of the NASD.
          2.18.6. No proceeds from the sale of the Public Securities (excluding underwriting compensation), the Representative’s Securities or Placement Securities will be paid to any NASD member, or any persons associated or affiliated with a member of the NASD, except as specifically authorized herein.
          2.18.7. Except with respect to Maxim, the Company has not issued any warrants or other securities, or granted any options, directly or indirectly to anyone who is a potential underwriter in the Offering or a related person (as defined by NASD rules) of such an underwriter within the 180-day period prior to the initial filing date of the Registration Statement.
          2.18.8. No person to whom securities of the Company have been privately issued within the 180-day period prior to the initial filing date of the Registration Statement has any relationship or affiliation or association with any member of the NASD.
          2.18.9. No NASD member intending to participate in the Offering has a conflict of interest with the Company. For this purpose, a “conflict of interest” exists when a member of the NASD and/or its associated persons, parent or affiliates in the aggregate beneficially own 10% or more of the Company’s outstanding subordinated debt or common equity, or 10% or more of the Company’s preferred equity. “Members participating in the Offering” include managing agents, syndicate group members and all dealers which are members of the NASD.
          2.18.10. Except with respect to Maxim in connection with the Offering, the Company has not entered into any agreement or arrangement (including, without limitation, any consulting agreement or any other type of agreement) during the 180-day period prior to the initial filing date of the Registration Statement, which arrangement or agreement provides for the receipt of any item of value and/or the transfer or issuance of any warrants, options, or other securities from the Company to an NASD member, any person associated with a member (as defined by NASD rules), any potential underwriters in the Offering and/or any related persons.
     2.19. Taxes.
          2.19.1. There are no transfer taxes or other similar fees or charges under Marshall Islands law, U.S. federal law or the laws of any U.S. state or any political subdivision thereof,

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required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Company of the Securities.
          2.19.2. The Company has filed all non-U.S., U.S. federal, state and local tax returns that are required to be a filed or has requested extensions thereof, except in any case in which the failure to so file would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Registration Statement, the Sale Preliminary Prospectus or Prospectus and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing in due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated by the Registration Statement, the Sale Preliminary Prospectus or Prospectus.
     2.20. Foreign Corrupt Practices Act.  Neither the Company nor any of the Company Affiliates or any other person acting on behalf of the Company is aware of or has taken any action, directly or indirectly, that: (i) would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”) or otherwise subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding; (ii) if not done in the past, might have had a material adverse effect on the Company or the assets, business or operations of the Company as reflected in any of the financial statements contained in the Registration Statement and the Prospectus or (iii) if not continued in the future, might adversely affect the assets, business, operations or prospects of the Company, including, without limitation, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company (or assist it in connection with any actual or proposed transaction). The Company’s internal accounting controls and procedures are sufficient to cause the Company to comply with the Foreign Corrupt Practices Act of 1977, as amended.
     2.21. Currency and Foreign Transactions Reporting Act. The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transaction Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

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     2.22. Patriot Act. Neither the Company nor any Company Affiliate has violated: (i) the Bank Secrecy Act, as amended, or (iii) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA PATRIOT ACT) Act of 2001, and/or the rules and regulations promulgated under any such law, or any successor law.
     2.23. Officers’ Certificate.  Any certificate signed by any duly authorized officer of the Company and delivered to the Representative or to its counsel shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.
     2.24. Warrant Agreement.  The Company has entered into a warrant agreement with respect to the Warrants and the Placement Warrants with Continental Stock Transfer & Trust Company substantially in the form filed as an exhibit to the Registration Statement (the “Warrant Agreement”).
     2.25. Agreements With Company Affiliates.
          2.25.1. Insider Letters.  The Company has caused to be duly executed legally binding and enforceable agreements (except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (ii) as enforceability of any indemnification, contribution or noncompete provision may be limited under foreign, federal and state securities laws, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought) annexed as exhibits to the Registration Statement (the “Insider Letter”), pursuant to which each of the Company Affiliates agrees to certain matters, including but not limited to, the voting of shares of Common Stock held by them and certain matters described as being agreed to by them under the “Proposed Business” Section of the Registration Statement, the Sale Preliminary Prospectus and Prospectus.
          2.25.2. Subscription Agreement. Each of the Placement Investors has executed and delivered a subscription agreement, annexed as an exhibit to the Registration Statement (collectively the “Subscription Agreements”), pursuant to which the Placement Investors have, among other things, purchased an aggregate of 14,961,111 Placement Warrants in the Private Placement. Pursuant to each of the Subscription Agreements, each of the Placement Investors has waived any and all rights and claims that it may have to any proceeds, and any interest thereon, held in the Trust Account in respect of the Placement Securities in the event that a Business Combination is not consummated and the Trust Account is liquidated in accordance with the terms of the Trust Agreement.
     2.25.3. Escrow Agreement.  The Company has caused the Initial Shareholders, to the extent they own Common Stock of the Company prior to the Offering (excluding securities contained in the Placement Securities), to enter into an escrow agreement (the “Escrow Agreement”) with Continental Stock Transfer & Trust Company (the “Escrow Agent”) substantially in the form filed as an exhibit to the Registration Statement whereby the Common

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Stock owned by such parties prior to the Offering will be held in escrow by the Escrow Agent for a period (the “Escrow Period”) commencing on the Effective Date and expiring on the first anniversary of the consummation of the Business Combination.  During the Escrow Period, such parties shall be prohibited from selling or otherwise transferring such securities (except (a) to spouses and children of such parties and trusts established for their benefit or (b) after the consummation of a Business Combination, to participate in a transaction whereby all the outstanding securities of the Company are exchanged or converted into cash or another entity’s securities; provided, however, such Initial Shareholders shall retain the right to vote such securities, as applicable.  To the Company’s knowledge, the Escrow Agreement is enforceable against each of the Initial Shareholders and will not, with or without the giving of notice or the lapse of time or both, result in a breach of, or conflict with, any of the terms and provisions of, or constitute a default under, and agreement or instrument to which any of the Initial Shareholders is a party. The Escrow Agreement shall not be amended, modified or otherwise changed without the prior written consent of Maxim, such consent not to be unreasonably withheld.
          2.25.4. No Director/Officer is subject to any non-competition agreement or non-solicitation agreement with any employer or prior employer which could materially affect his ability to be and act in the capacity of a Director/Officer of the Company.
     2.26. Investment Management Trust Agreement.  The Company has entered into the Trust Agreement with respect to certain proceeds of the Offering and the Private Placement substantially in the form filed as an exhibit to the Registration Statement.
     2.27. Covenants Not to Compete.  No Company Affiliate is subject to any noncompetition agreement or non-solicitation agreement with any employer or prior employer which could materially affect his ability to be a director, officer or employee of the Company.
     2.28. Investments.  No more than 45% of the “value” (as defined in Section 2(a)(41) of the Investment Company Act of 1940 (“Investment Company Act”)) of the Company’s total assets (exclusive of cash items and “Government Securities,” as defined in Section 2(a)(16) of the Investment Company Act) consist of, and no more than 45% of the Company’s net income after taxes is derived from, securities other than Government Securities.
     2.29. Subsidiaries.  The Company does not own an interest in any corporation, partnership, limited liability company, joint venture, trust or other business entity.
     2.30. Related Party Transactions.  No relationship, direct or indirect, exists between or among any of the Company or any Company Affiliate, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or any Company Affiliate, on the other hand, which is required by the Act, the Exchange Act or the Regulations to be described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus which is not so described and described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement, the Sale

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Preliminary Prospectus and the Prospectus. The Company has not extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or officer of the Company.
     2.31. No Influence. The Company has not offered, or caused the Underwriters to offer, the Firm Units to any person or entity with the intention of unlawfully influencing: (a) a customer or supplier of the Company or any affiliate of the Company to alter the customer’s or supplier’s level or type of business with the Company or such affiliate or (b) a journalist or publication to write or publish favorable information about the Company or any such affiliate.
     2.32. AMEX Rules. As of the Effective Date, the Company’s Board of Directors shall have validly appointed an audit committee and nominating committee whose composition satisfies the transitional requirements of the rules and regulations of the American Stock Exchange (“AMEX”) and the Company’s Board of Directors and/or audit committee and the nominating committee has each adopted a charter that satisfies the requirements of AMEX. Neither the Company’s Board of Directors nor the audit committee thereof has been informed, nor is any director of the Company aware, of: (i) any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information; or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.
     2.33. Sarbanes-Oxley. The Company is in material compliance with the provisions of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated thereunder and related or similar rules and regulations promulgated by AMEX or any other governmental or self regulatory entity or agency, that are applicable to it as of the date hereof.
     2.34. Listing of the Public Securities on AMEX. As of the Effective Date, the Public Securities have been authorized for listing on the AMEX and, to the Company’s knowledge, no proceedings have been instituted or threatened which would effect, and no event or circumstance has occurred as of the Effective Date which is reasonably likely to effect, the listing of the Public Securities on the AMEX.
     2.35. Definition of “Knowledge”. As used in herein, the term “knowledge of the Company” (or similar language) shall mean the knowledge of the officers and directors of the Company who are named in the Sale Preliminary Prospectus and Prospectus, with the assumption that such officers and directors shall have made reasonable and diligent inquiry of the matters presented.
     3. Covenants of the Company.  The Company covenants and agrees as follows:
     3.1. Amendments to Registration Statement.  The Company will deliver to the Representative, prior to filing, any amendment or supplement to the Registration Statement or

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Prospectus proposed to be filed after the Effective Date and shall not file any such amendment or supplement to which the Representative shall reasonably object in writing.
     3.2. Federal Securities Laws.
          3.2.1. Compliance.  During the time when a prospectus is required to be delivered under the Act, the Company will use all reasonable efforts to comply with all requirements imposed upon it by the Act, the Regulations and the Exchange Act and by the regulations under the Exchange Act, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Public Securities in accordance with the provisions hereof and the Prospectus.  If at any time when a Prospectus relating to the Public Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or counsel for the Underwriters, the Sale Preliminary Prospectus and the Prospectus, as then amended or supplemented includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary during such period to amend the Registration Statement or amend or supplement the Sale Preliminary Prospectus and Prospectus to comply with the Act, the Company will notify the Representative promptly and prepare and file with the Commission, subject to Section 3.1 hereof, an appropriate amendment to the Registration Statement or amendment or supplement to the Sale Preliminary Prospectus and Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.
          3.2.2. Filing of Final Prospectus.  The Company will file the Prospectus (in form and substance satisfactory to the Representative) with the Commission pursuant to the requirements of Rule 424 of the Regulations.
          3.2.3. Exchange Act Registration.  For a period of five years from the Effective Date, or until such earlier time upon which the Company is required to be liquidated and dissolved, the Company will use its best efforts to maintain the registration of the Units, Common Stock and Warrants (in the case of the Warrants, until the Warrants expire and are no longer exercisable) under the provisions of the Exchange Act.  The Company will not deregister the Units, Common Stock or Warrants under the Exchange Act without the prior written consent of Maxim.
          3.2.4. Sarbanes-Oxley Compliance. As soon as it is legally required to do so, the Company shall take all actions necessary to obtain and thereafter maintain material compliance with each applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder and related or similar rules and regulations promulgated by any other governmental or self regulatory entity or agency with jurisdiction over the Company.
     3.3. Blue Sky Filing.  Unless the Securities are listed or quoted, as the case may be, on the New York Stock Exchange, the Nasdaq Global Market or AMEX, the Company will endeavor in good faith, in cooperation with the Representative, at or prior to the time the Registration Statement becomes effective, to qualify the Public Securities for offering and sale

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under the securities laws of such jurisdictions as the Representative may reasonably designate, provided that no such qualification shall be required in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction.  In each jurisdiction where such qualification shall be effected, the Company will, unless the Representative agrees that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may be required by the laws of such jurisdiction.
     3.4. Delivery of Materials to Underwriters.  The Company will deliver to each of the several Underwriters, without charge and from time to time during the period when a prospectus is required to be delivered under the Act or the Exchange Act, such number of copies of each Sale Preliminary Prospectus, the Prospectus and all amendments and supplements to such documents as such Underwriters may reasonably request and, as soon as the Registration Statement or any amendment or supplement thereto becomes effective, deliver to the Representative two manually executed Registration Statements, including exhibits, and all post-effective amendments thereto and copies of all exhibits filed therewith or incorporated therein by reference and all manually executed consents of certified experts.
     3.5. Effectiveness and Events Requiring Notice to the Representative.  The Company will use its best efforts to cause the Registration Statement to remain effective and will notify the Representative immediately and confirm the notice in writing: (i) of the effectiveness of the Registration Statement and any amendment thereto; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, or any post-effective amendment thereto or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or of the initiation, or the threatening, of any proceeding for that purpose; (iii) of the issuance by any foreign or state securities commission of any proceedings for the suspension of the qualification of the Public Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose; (iv) of the mailing and delivery to the Commission for filing of any amendment or supplement to the Registration Statement or Prospectus; (v) of the receipt of any comments or request for any additional information from the Commission; and (vi) of the happening of any event during the period described in Section 3.4 hereof that, in the judgment of the Company or its counsel, makes any statement of a material fact made in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus untrue or that requires the making of any changes in the Registration Statement, the Sale Preliminary Prospectus and Prospectus in order to make the statements therein, (with respect to the Prospectus and the Sale Preliminary Prospectus and in light of the circumstances under which they were made), not misleading.  If the Commission or any foreign or state securities commission shall enter a stop order or suspend such qualification at any time, the Company will make every reasonable effort to obtain promptly the lifting of such order.
     3.6. Review of Financial Statements.  Until the earlier of five years from the Effective Date, or until such earlier upon which the Company is required to be liquidated and dissolved, the Company, at its expense, shall cause its regularly engaged independent certified public accountants to review (but not audit) the Company’s financial statements for each of the first three fiscal quarters prior to the announcement of quarterly financial information, the filing of

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the Company’s Form 10-Q quarterly report (if required) and the mailing of quarterly financial information to shareholders, if applicable.
     3.7. Affiliated Transactions.
          3.7.1. Business Combinations.  The Company will not consummate a Business Combination with any entity which is affiliated with any Company Affiliate unless the Company obtains an opinion from an independent investment banking firm that the Business Combination is fair to the Company’s shareholders from a financial perspective.
          3.7.2. Administrative Services.  The Company has entered into an agreement (the “Services Agreement”) with Diadochi Alvertou Zafet S.A., in the form filed as an exhibit to the Registration Statement pursuant to which Diadochi Alvertou Zafet S.A. will make available to the Company general and administrative services including office space, utilities, receptionist and secretarial support for the Company’s use for $7,500 per month, which shall be payable out of the Working Capital.
          3.7.3. Compensation.  Except as set forth in this Section 3.7, the Company shall not pay any Company Affiliate or any of their affiliates any fees or compensation from the Company, for services rendered to the Company prior to, or in connection with, this Offering or the consummation of a Business Combination; provided that Company Affiliates shall be entitled to reimbursement from the Company for their out-of-pocket expenses incurred on the Company’s behalf, which includes an aggregate of $450,986 in loans which were made to the Company prior to the effective date of the Registration Statement and expenses incurred by them in connection with seeking and consummating a Business Combination.
     3.8. Secondary Market Trading and Standard & Poor’s. In the event the Public Securities are not listed on the New York Stock Exchange or AMEX or quoted on the Nasdaq Global Market: (a) the Company will apply to be included in Standard and Poor’s Daily News and Corporation Records Corporate Descriptions for a period commencing on the Effective Date and expiring on the fifth anniversary of the consummation of a Business Combination, (b) the Company shall take such steps as may be necessary to obtain a secondary market trading exemption for the Company’s securities in such jurisdictions as may be requested by the Representative; provided, however, no qualification shall be required in any jurisdiction where, as a result thereof, the Company would be subject to service of general process or to taxation as a foreign corporation doing business in such jurisdiction. The Company shall also take such other action as may be reasonably requested by the Representative to obtain a secondary market trading exemption I such other states as may be requested by the Representative.
     3.9. Warrant Solicitation Fees.  The Company hereby engages Maxim, on a non-exclusive basis, as its agent for the solicitation of the exercise of the Warrants.  The Company will (i) assist Maxim with respect to such solicitation, if requested by Maxim, and (ii) at Maxim’s request, provide Maxim, and direct the Company’s transfer and warrant agent to provide to Maxim, at the Company’s cost, lists of the record and, to the extent known, beneficial owners of, the Warrants.  Commencing one year from the Effective Date, the Company will pay

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Maxim a commission of five percent (5%) of the cash proceeds received upon the exercise of the Warrants for each Warrant exercised, payable on the date of such exercise, on the terms provided for in the Warrant Agreement, only if permitted under the rules and regulations of the NASD and only to the extent that an investor who exercises his Warrants specifically designates, in writing, that Maxim solicited his exercise.  The Company agrees to disclose the arrangement to pay such solicitation fees to Maxim in any prospectus used by the Company in connection with the registration of the shares of Common Stock underlying the Warrants.
     3.10. Financial Public Relations Firm.  Promptly after the execution of a definitive agreement for a Business Combination, the Company shall retain a financial public relations firm reasonably acceptable to the Representative for a term to be agreed upon by the Company and the Representative.
     3.11. Reports to the Representative.
          3.11.1. Periodic Reports, etc.  For a period of five years from the Effective Date or until such earlier time upon which the Company is required to be liquidated and dissolved, the Company will furnish to the Representative (Attn:  Clifford Teller, Director of Investment Banking) and its counsel copies of such financial statements and other periodic and special reports as the Company from time to time furnishes generally to holders of any class of its securities, and promptly furnish to the Representative: (i) a copy of each periodic report the Company shall be required to file with the Commission; (ii) a copy of every press release and every news item and article with respect to the Company or its affairs which was released by the Company; (iii)  a copy of each Form 8-K or Schedules 13D, 13G, 14D-1 or 13E-4 received or prepared by the Company; (iv) five copies of each registration statement filed by the Company with the Commission under the Act; (v) a copy of monthly statements, if any, setting forth such information regarding the Company’s results of operations and financial position (including balance sheet, profit and loss statements and data regarding outstanding purchase orders) as is regularly prepared by management of the Company; and (vi) such additional documents and information with respect to the Company and the affairs of any future subsidiaries of the Company as the Representative may from time to time reasonably request; provided that the Representative shall sign, if requested by the Company, a Regulation FD compliant confidentiality agreement which is reasonably acceptable to the Representative and its counsel in connection with the Representative’s receipt of such information. Documents filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) shall be deemed to have been delivered to the Representative pursuant to this section.
     3.11.2. Transfer Sheets.  For a period of five years following the Effective Date or until such earlier time upon which the Company is required to be liquidated, the Company shall retain a transfer and warrant agent acceptable to the Representative (the “Transfer Agent”) and during the two (2) year period following the Closing Date, will furnish to the Underwriters at the Company’s sole cost and expense such transfer sheets of the Company’s securities as the Representative may request, including the daily and monthly consolidated transfer sheets of the Transfer Agent and DTC.  Continental Stock Transfer & Trust Company is acceptable to the

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Underwriters. In addition, for a period of two (2) years from the Closing Date, the Company, at its expense, shall provide the Representative a subscription to the Company’s weekly Depository Transfer Company Security Position Reports.
          3.11.3. Secondary Market Trading Survey. In the event the Public Securities are no longer listed or quoted, as the case may be, on the New York Stock Exchange, AMEX or the Nasdaq Global Market, or until such earlier time upon which the Company is required to be liquidated, the Company shall engage Ellenoff Grossman & Schole LLP (“EG&S”), for a one-time fee of $5,000, to deliver and update to the Underwriters on a timely basis, but in any event at the beginning of each fiscal quarter, a written report detailing those states in which the Public Securities may be traded in non-issuer transaction under the Blue Sky laws of the fifty States (the “Secondary Market Trading Survey”).
     3.12. Disqualification of Form F-1 and F-3 or S-1 and S-3.  For a period equal to seven years from the date hereof, the Company will not take any action or actions which may prevent or disqualify the Company’s use of Form F-1 or F-3 or Form S-1 and S-3 (or other appropriate form) for the registration of the Warrants under the Act.
     3.13. Payment of Expenses.
          3.13.1. General Expenses Related to the Offering.  The Company hereby agrees to pay on each of the Closing Date and the Option Closing Date, if any, to the extent not paid at Closing Date, all fees and expenses incident to the performance of the obligations of the Company under this Agreement, including, but not limited to: (i) the preparation, printing, filing and mailing (including the payment of postage with respect to such mailing) of the Registration Statement, the Sale Preliminary Prospectus, and the final Prospectus and mailing of this Agreement and related documents, including the cost of all copies thereof and any amendments thereof or supplements thereto supplied to the Underwriters in quantities as may be required by the Underwriters; (ii) the printing, engraving, issuance and delivery of the Units, the shares of Common Stock and the Warrants included in the Units, including any transfer or other taxes payable thereon; (iii) the listing of the Public Securities on AMEX; (iv) filing fees, costs and expenses incurred in registering the Offering with the NASD (including all COBRADesk fees); (v) fees and disbursements of the transfer and warrant agent; (vi) costs of placing “tombstone” advertisements in the The Wall Street Journal, the New York Times and a third publication to be selected by the Representative, in an amount not to exceed $40,000; (vii) the Company’s own expenses associated with “due diligence” meetings; (viii) the preparation, binding and delivery of leather bound volumes in quantity, form and style reasonably satisfactory to the Representative and transaction lucite cubes or similar commemorative items in a style and quantity as reasonably requested by the Representative; (ix) all Company costs and expenses associated with “road show” marketing and “due diligence” trips for the Company’s management to meet with prospective investors, including without limitation, all travel, food and lodging expenses associated with such trips incurred by the Company; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 3.13.1. The Representative may deduct from the net proceeds of the Offering payable to the Company on the Closing Date, or the Option Closing

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Date, if any, the expenses set forth above to be paid by the Company to the Representative and others. The Company also agrees that it will engage and pay for, at the Company’s expense, an investigative search firm to conduct an investigation of the principals of the Company (such investigation to cost no more than $3,000 per person). If the Offering is not consummated for any reason whatsoever, except as a result of the Representatives or any Underwriter’s breach or default with respect to any of its obligations described in this Agreement, then the Company shall reimburse the Representative in full for its out of pocket accountable expenses actually incurred by the Representative, including, without limitation, its legal fees (which legal fees shall not exceed $100,000 less any amounts previously paid).
          3.13.2. Non-accountable Expenses.  The Company further agrees that in addition to the expenses payable pursuant to Section 3.13.1, on the Closing Date, it will pay to the Representative a non-accountable expense allowance equal to one percent (1%) of the gross proceeds received by the Company from the sale of the Firm Units (of which $50,000 has previously been paid) by deduction from the proceeds of the Offering contemplated herein.
          3.13.3. Fee on Business Combination. Upon consummation of a Business Combination, the Company further agrees that in addition to the expenses payable pursuant to Sections 3.13.1 and 3.13.2, it will pay to the Underwriters and the Representative the Contingent Discount plus interest earned on the Contingent Discount, subject to Section 1.5 hereof.
     3.14. Application of Net Proceeds.  The Company will apply the net proceeds from the Private Placement and this Offering received by it in a manner substantially consistent with the application described under the caption “Use Of Proceeds” in the Prospectus.
     3.15. Delivery of Earnings Statements to Security Holders.  The Company will make generally available to its security holders as soon as practicable, but not later than the first day of the fifteenth full calendar month following the Effective Date, an earnings statement (which need not be certified by independent public or independent certified public accountants unless required by the Act or the Regulations, but which shall satisfy the provisions of Rule 158(a) under Section 11(a) of the Act) covering a period of at least twelve consecutive months beginning after the Effective Date.
     3.16. Notice to NASD.
          3.16.1. Business Combination. In the event any person or entity (regardless of any NASD affiliation or association) is engaged to assist the Company in its search for a merger candidate or to provide any other merger and acquisition services, the Company will provide the following information (the “Merger Information”) to the NASD and Representative prior to the consummation of the Business Combination:  (i) complete details of all services and copies of agreements governing such services; and (ii) justification as to why the person or entity providing the merger and acquisition services should not be considered an “underwriter and related person” with respect to the Company’s initial public offering, as such term is defined in Rule 2710 of the NASD’s Conduct Rules.  The Company also agrees that proper disclosure of such arrangement or potential arrangement will be made in the proxy statement which the

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Company will file for purposes of soliciting shareholder approval for the Business Combination. Upon the Company’s delivery of the Merger Information to the Representative, the Company hereby expressly authorizes the Representative to provide such information directly to the NASD as a result of representations the Representative has made to the NASD in connection with the Offering.
          3.16.2. Broker/Dealer. In the event the Company intends to register as a broker/dealer, merge with or acquire a registered broker/dealer, or otherwise become a member of NASD, it shall promptly notify the NASD.
     3.17. Stabilization. Neither the Company, nor, to its knowledge, any of its employees, directors or shareholders (without the consent of Maxim) has taken or will take, directly or indirectly, any action designed to or that has constituted or that might reasonably be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Units.
     3.18. Internal Controls.  The Company will maintain a system of internal accounting controls sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
     3.19. Accountants.  For a period of five years from the Effective Date or until such earlier time upon which the Company is required to be liquidated, the Company shall retain Weinberg & Company, P.A. or other independent public accountants reasonably acceptable to Maxim.
     3.20. Form 8-K’s.  The Company shall, on the date hereof, retain its independent public accountants to audit the financial statements of the Company as of the Closing Date (the “Audited Financial Statements”) reflecting the receipt by the Company of the proceeds of the Offering and Private Placement as well as the proceeds from the exercise of the Over-allotment Option if such exercise has occurred on the date of the Prospectus.  Within three (3) days of the Effective Date, the Company shall file a Current Report on Form 8-K (or Form 6-K, if applicable) with the Commission, which Report shall contain the Company’s Audited Financial Statements. The Company shall make a similar filing (without financial statements) upon the Underwriters’ exercise of the Over-allotment Option, if any.
     3.21. NASD.  The Company shall advise the NASD if it is aware that any 5% or greater shareholder of the Company becomes an affiliate or associated person of an NASD member participating in the distribution of the Securities.

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     3.22. Corporate Proceedings. All corporate proceedings and other legal matters necessary to carry out the provisions of this Agreement and the transactions contemplated hereby shall have been done to the reasonable satisfaction to counsel for the Underwriters.
     3.23. Investment Company. The Company shall cause the proceeds of the Offering to be held in the Trust Account to be invested only in “government securities” with specific maturity dates or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act as set forth in the Trust Agreement and disclosed in the Prospectus. The Company will otherwise conduct its business in a manner so that it will not become subject to the Investment Company Act. Furthermore, once the Company consummates a Business Combination, it will be engaged in a business other than that of investing, reinvesting, owning, holding or trading securities.
     3.24. Press Releases. The Company agrees that it will not issue press releases or engage in any other publicity, without Maxim’s prior written consent (not to be unreasonably withheld), for a period of ninety (90) days after the Closing Date.
     3.25. Key-Man Insurance. Prior to the consummation of the Business Combination, the Company will obtain key person life insurance with an insurer rated at least AA or better in the most recent addition of “Best’s Life Reports” in the aggregate amount of $2,000,000 on each of the lives of Mr. George Koutsoliotsos and Mr. Panos Zafet. Such insurance shall be maintained in full force and effect for a period of three years from the consummation of the Business Combination. The Company shall be the sole beneficiary of such policy.
     3.26. Electronic Prospectus. The Company shall cause to be prepared and delivered to the Representative, at its expense, within one (1) Business Day from the effective date of this Agreement, an Electronic Prospectus to be used by the Underwriters in connection with the Offering. As used herein, the term “Electronic Prospectus” means a form of prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representative, that may be transmitted electronically by the other Underwriters to offerees and purchasers of the Units for at least the period during which a Prospectus relating to the Units is required to be delivered under the Act; (ii) it shall disclose the same information as the paper prospectus and prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representative, that will allow recipients thereof to store and have continuously ready access to the prospectus at any future time, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for on-line time). The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission and in the Registration Statement at the time it was declared effective an undertaking that, upon receipt of a request by an investor or his or her representative within the period when a prospectus relating to the Units is required to be

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delivered under the Act, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Prospectus.
     3.27. Reservation of Shares. The Company will reserve and keep available that maximum number of its authorized but unissued securities which are issuable upon exercise of the Warrants, the Placement Warrants and the Representative’s Securities outstanding from time to time.
     3.28. Board Advisor. The Company agrees that it will, upon completion of the proposed public offering contemplated herein, for a period of no less than two (2) years, engage a designee of the Representative as an advisor (“Advisor”) to its Board of Directors, which Advisor shall attend meetings of the Board of Directors, receive all notices and other correspondence and communications sent by the Company to members of its Board of Directors provided, that such Advisor shall not be entitled to any compensation, other than reimbursement for all costs incurred in attending such meetings including, food, lodging, and transportation. The Company further agrees that, during said two (2) year period, it shall schedule no less than four (4) formal and “in person” meetings of its Board of Directors in each such year at which meetings such Advisor shall be permitted to attend as set forth herein; said meetings shall be held quarterly each year and ten (10) days’ advance notice of such meetings shall be given to the Advisor. Further, during such two (2) year period, the Company shall give notice to the Representative with respect to any proposed acquisitions, mergers, reorganizations or other similar transactions. The Company shall indemnify and hold such Advisor harmless against any and all claims, actions, damages, costs and expenses, and judgments arising solely out of the attendance and participation of such Advisor at any such meeting described herein, and, if the Company maintains a liability insurance policy affording coverage for the acts of its officers and directors, it shall, if possible, include such Advisor as an insured under such policy.
     3.29. Private Placement Proceeds. Immediately prior to the Closing Date, the Private Placement shall be consummated and the Placement Investors shall deposit the full purchase price of $13,464,999.90 into an account with Loeb & Loeb LLP, special counsel to the Company (“Loeb”), established for the benefit of the Company. Upon the consummation of the IPO, Loeb shall transfer $10,464,999.90 of the proceeds from the Private Placement into the Trust Account and the remaining $3,000,000 into a Company account and shall provide Maxim with evidence of the same.
     3.30. No Amendment to Charter. The Company covenants and agrees that it will not seek to amend or modify provisions (A) through (E) of Article Sixth of its Second Amended and Restated Certificate of Incorporation without the approval of 95% of holders of its outstanding Common Stock during the Business Acquisition Period (as such term is defined in the Second Amended and Restated Certificate of Incorporation).
          3.30.1. The Company acknowledges that the purchasers of the Firm Units and the Option Units in the Offering shall be deemed to be third party beneficiaries of this Section 3.30.

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          3.30.2. The Representative and the Company specifically agree that, except pursuant to its own terms, this Section 3.30 shall not be modified or amended in any way.
     3.31. Additional Independent Directors. Within one (1) year of the Closing Date, the Company shall have appointed at least two (2) additional independent directors to serve on the Company’s Board of Directors and one additional independent director to serve on the Company’s audit committee in compliance with the rules and regulations of AMEX.
     3.32. AMEX Listing. The Company will use its best efforts to maintain the listing of the Public Securities on AMEX or other national securities exchange acceptable to the Representative for a period of at least five (5) years from the date of this Agreement.
     4. Conditions of Underwriters’ Obligations.  The obligations of the several Underwriters to purchase and pay for the Units, as provided herein, shall be subject to the continuing accuracy of the representations and warranties of the Company as of the date hereof and as of each of the Closing Date and the Option Closing Date, if any, to the accuracy of the statements of officers of the Company made pursuant to the provisions hereof and to the performance by the Company of its obligations hereunder and to the following conditions:
     4.1. Regulatory Matters.
          4.1.1. Effectiveness of Registration Statement.  The Registration Statement shall have become effective not later than 5:00 p.m., New York time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Representative, and, at each of the Closing Date and the Option Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for the purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of EG&S, as counsel to the Underwriters.
          4.1.2. NASD Clearance.  By the Effective Date, the Representative shall have received clearance from the NASD as to the amount of compensation allowable or payable to the Underwriters as described in the Registration Statement.
          4.1.3. No Commission Stop Order. At each of the Closing Date and the Option Closing Date, the Commission has not issued any order or threatened to issue any order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any part thereof, and has not instituted or threatened to institute any proceedings with respect to such an order.
          4.1.4. No Blue Sky Stop Orders.  No order suspending the sale of the Units in any jurisdiction designated by the Representative pursuant to Section 3.3 hereof shall have been issued on either the Closing Date or the Option Closing Date, and no proceedings for that purpose shall have been instituted or shall be contemplated.

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          4.1.5. AMEX Listing. The Public Securities shall have been approved for listing on AMEX.
     4.2. Company Counsel Matters.
          4.2.1. Closing Date Opinion of Counsel.  On the Closing Date, the Representative shall have received the favorable opinion of Loeb and Reeder & Simpson, P.C. (“Reeder”), Marshall Islands counsel for the Company, dated the Closing Date, addressed to the Representative and in forms attached as Exhibits A and B hereto.
          The opinion of counsel(s) shall further include a statement to the effect that such counsel(s) participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and representatives of the Underwriters at which the contents of the Registration Statement, the Sale Preliminary Prospectus, the Prospectus, and related matters were discussed and although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus (except as otherwise set forth in this opinion), no facts have come to the attention of such counsel which lead it to believe that the Registration Statement, the Sale Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, as of the date of such opinion or in the case of the Sale Preliminary Prospectus, as of the date thereof, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus).
          4.2.2. Option Closing Date Opinion of Counsel.  On the Option Closing Date, if any, the Representative shall have received the favorable opinion of Loeb and/or Reeder, dated the Option Closing Date, addressed to the Representative and in form and substance reasonably satisfactory to the counsel to the Representative, confirming as of the Option Closing Date, the statements made by Loeb and/or Reeder in its opinion delivered on the Closing Date.
          4.2.3 Reliance.  In rendering such opinion, such counsel may rely: (i) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to the Representative) of other counsel reasonably acceptable to the Representative, familiar with the applicable laws; and (ii) as to matters of fact, to the extent they deem proper, on certificates or other written statements of officers of the Company and officers of departments of various jurisdiction having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to the Underwriters’ counsel if requested.  The opinion of counsel for the Company and any opinion relied upon by such counsel for the Company shall include a

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statement to the effect that it may be relied upon by counsel for the Underwriters in its opinion delivered to the Underwriters.
     4.3. Cold Comfort Letter.  At the time this Agreement is executed, and at each of the Closing Date and the Option Closing Date, if any, the Representative shall have received a letter, addressed to the Representative and in form and substance satisfactory in all respects (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) to the Representative and to EG&S from Weinberg & Company, P.A. dated, respectively, as of the date of this Agreement and as of the Closing Date and the Option Closing Date, if any:
          (i) Confirming that they are independent accountants with respect to the Company within the meaning of the Act and the applicable Regulations and that they have not, during the periods covered by the financial statements included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, provided to the Company any non-audit services, as such term is used in Section 10A(g) of the Exchange Act;
          (ii) Stating that in their opinion the financial statements of the Company included in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the published Regulations thereunder;
          (iii) Stating that, on the basis of a limited review which included a reading of the latest available unaudited interim financial statements of the Company (with an indication of the date of the latest available unaudited interim financial statements), a reading of the latest available minutes of the shareholders and board of directors and the various committees of the board of directors, consultations with officers and other employees of the Company responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that: (a) the unaudited financial statements of the Company included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus; or (b) at a date not later than five days prior to the Effective Date, Closing Date or Option Closing Date, as the case may be, there was any change in the capital stock or long-term debt of the Company, or any decrease in the shareholders’ equity of the Company as compared with amounts shown in the December 31, 2006 balance sheet included in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, other than as set forth in or contemplated by the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, or, if there was any decrease, setting forth the amount of such decrease, and (c) during the period from December 31, 2006 to a specified date not later than two (2) days prior to the Effective Date, Closing Date or Option Closing Date, as the case may be, there was any decrease in revenues, net earnings or net earnings per share of Common Stock, in each case as compared with the corresponding period in the preceding year and as compared with the corresponding period in the preceding quarter, other

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than as set forth in or contemplated by the Registration Statement and the Prospectus, or, if there was any such decrease, setting forth the amount of such decrease;
          (iv)  Setting forth, at a date not later than five days prior to the Effective Date, the amount of liabilities of the Company;
          (v)  Stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to the Company set forth in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of the Company and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement;
          (vi) Stating that they have not during the immediately preceding five year period brought to the attention of the Company’s management any reportable condition related to internal structure, design or operation as defined in the Statement on Auditing Standards No. 60 “Communication of Internal Control Structure Related Matters Noted in an Audit,” in the Company’s internal controls; and
          (vii) Statements as to such other matters incident to the transaction contemplated hereby as the Representative may reasonably request.
     4.4. Officers’ Certificates.
          4.4.1. Officers’ Certificate.  At each of the Closing Date and the Option Closing Date, if any, the Representative shall have received a certificate of the Company signed by the Chairman of the Board or the President and the Secretary or Assistant Secretary of the Company, dated the Closing Date or the Option Closing Date, as the case may be, respectively, to the effect that the Company has performed all covenants and complied with all conditions required by this Agreement to be performed or complied with by the Company prior to and as of the Closing Date, or the Option Closing Date, as the case may be, and that the conditions set forth in Section 4.5 hereof have been satisfied as of such date and that, as of Closing Date and the Option Closing Date, as the case may be, the representations and warranties of the Company set forth in Section 2 hereof are true and correct.  In addition, the Representative will have received such other and further certificates of officers of the Company as the Representative may reasonably request.
          4.4.2. Secretary’s Certificate.  At each of the Closing Date and the Option Closing Date, if any, the Representative shall have received a certificate of the Company signed by the Secretary or Assistant Secretary of the Company, dated the Closing Date or the Option Date, as the case may be, respectively, certifying: (i) that the By-Laws and Second Amended and

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Restated Certificate of Incorporation of the Company are true and complete, have not been modified and are in full force and effect; (ii) that the resolutions relating to the public offering contemplated by this Agreement are in full force and effect and have not been modified; (iii) all correspondence between the Company or its counsel and the Commission; and (iv) as to the incumbency of the officers of the Company.  The documents referred to in such certificate shall be attached to such certificate.
     4.5. No Material Changes.  Prior to and on each of the Closing Date and the Option Closing Date, if any: (i) there shall have been no material adverse change or development involving a prospective material adverse change in the condition or prospects or the business activities, financial or otherwise, of the Company from the latest dates as of which such condition is set forth in the Registration Statement, the Sale Preliminary Prospectus and Prospectus; (ii) no action suit or proceeding, at law or in equity, shall have been pending or threatened against the Company or any Company Affiliate before or by any court or foreign, federal or state commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, prospects or financial condition or income of the Company, except as set forth in the Registration Statement, the Sale Preliminary Prospectus and Prospectus; (iii) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated or threatened by the Commission; and (iv) the Registration Statement, the Sale Preliminary Prospectus and the Prospectus and any amendments or supplements thereto shall contain all material statements which are required to be stated therein in accordance with the Act and the Regulations and shall conform in all material respects to the requirements of the Act and the Regulations, and none of the Registration Statement, the Sale Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto shall contain any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the , the Sale Preliminary Prospectus and Prospectus, in light of the circumstances under which they were made), not misleading.
     4.6. Delivery of Agreements.
          4.6.1. Effective Date Deliveries.  On the Effective Date, the Company shall have delivered to the Representative executed copies of the Escrow Agreement, the Trust Agreement, the Warrant Agreement, the Services Agreement and all of the Insider Letters.
          4.6.2. Closing Date Deliveries.  On the Closing Date, the Company shall have delivered to the Representative, the Representative’s Purchase Option.
     5. Indemnification.
     5.1. Indemnification of Underwriters.
          5.1.1. General.  Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless each of the Underwriters and each dealer selected by the

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Representative that participates in the offer and sale of the Units (each a “Selected Dealer”) and each of their respective directors, officers and employees and each person, if any, who controls any such Underwriter or dealer (“controlling person”) within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, and its counsel, against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, whether arising out of any action between any of the Underwriters and the Company or between any of the Underwriters and any third party or otherwise) to which they or any of them may become subject under the Act, the Exchange Act or any other foreign, federal, state or local statute, law, rule, regulation or ordinance or at common law or otherwise or under the laws, rules and regulation of foreign countries, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) any Preliminary Prospectus, the Registration Statement, or the Prospectus (as from time to time each may be amended and supplemented); (ii) in any post-effective amendment or amendments or any new registration statement and prospectus relating to any the securities of the Company described herein; or (iii) any application or other document or written communication (in this Section 5 collectively called “application”) executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Units under the securities laws thereof or filed with the Commission, any foreign or state securities commission or agency, the American Stock Exchange, the OTC Bulletin Board or Nasdaq or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to an Underwriter by or on behalf of such Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement the Prospectus or any amendment or supplement thereof, or in any application, as the case may be, which furnished written information, it is expressly agreed, consists solely of the information described in the last sentence of Section 2.3.1.  The Company agrees promptly to notify the Representative of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale of the Securities or in connection with the Preliminary Prospectus, the Registration Statement or the Prospectus.
          5.1.2. Procedure.  If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company pursuant to Section 5.1.1, such Underwriter shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment and fees of counsel (subject to the reasonable approval of such Underwriter) and payment of actual expenses.  Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless: (i) the employment of such counsel at the expense of the Company shall have been authorized in writing by the Company in connection with the defense of such action; (ii) the Company shall not have employed counsel to have charge of the defense of such action; or (iii) such indemnified party or

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parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the reasonable fees and expenses of not more than one additional firm of attorneys selected by the Underwriter and/or controlling person shall be borne by the Company.  Notwithstanding anything to the contrary contained herein, if the Underwriter or controlling person shall assume the defense of such action as provided above, the Company shall have the right to approve the terms of any settlement of such action which approval shall not be unreasonably withheld.
     5.2. Indemnification of the Company.  Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, its directors, officers, and employees and agents who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and its counsel, against any and all loss, liability, claim, damage and expense described in the foregoing indemnity from the Company to the several Underwriters, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions made in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in strict conformity with, written information furnished to the Company with respect to such Underwriter by or on behalf of the Underwriter expressly for use in such Registration Statement, Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or in any such application, which furnished written information, it is expressly agreed, consists solely of the information described in the last sentence of Section 2.3.1.  In case any action shall be brought against the Company or any other person so indemnified based on any Preliminary Prospectus, the Registration Statement, the Prospectus or any amendment or supplement thereto or any application, and in respect of which indemnity may be sought against any Underwriter, such Underwriter shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the several Underwriters by the provisions of Section 5.1.2.
     5.3. Contribution.
          5.3.1. Contribution Rights.  In order to provide for just and equitable contribution under the Act in any case in which (i) any person entitled to indemnification under this Section 5 makes claim for indemnification pursuant hereto but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Act, the Exchange Act or otherwise may be required on the part of any such person in circumstances for which indemnification is provided under this Section 5, then, and in each such case, the Company and the Underwriters shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and the Underwriters, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the initial

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offering price appearing thereon and the Company is responsible for the balance; provided, that, no person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  Notwithstanding the provisions of this Section 5.3.1, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Public Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay in respect of such losses, liabilities, claims, damages and expenses.  For purposes of this Section, each director, officer and employee of an Underwriter or the Company, as applicable, and each person, if any, who controls an Underwriter or the Company, as applicable, within the meaning of Section 15 of the Act shall have the same rights to contribution as the Underwriters or the Company, as applicable.
          5.3.2. Contribution Procedure.  Within fifteen days after receipt by any party to this Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (“contributing party”), notify the contributing party of the commencement thereof, but the omission to so notify the contributing party will not relieve it from any liability which it may have to any other party other than for contribution hereunder.  In case any such action, suit or proceeding is brought against any party, and such party notifies a contributing party or its representative of the commencement thereof within the aforesaid fifteen days, the contributing party will be entitled to participate therein with the notifying party and any other contributing party similarly notified.  Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of such contributing party.  The contribution provisions contained in this Section are intended to supersede, to the extent permitted by law, any right to contribution under the Act, the Exchange Act or otherwise available.  The Underwriters’ obligations to contribute pursuant to this Section 5.3 are several and not joint.
     6. Default by an Underwriter.
     6.1. Default Not Exceeding 10% of Firm Units or Option Units.  If any Underwriter or Underwriters shall default in its or their obligations to purchase the Firm Units or the Option Units, if the over-allotment option is exercised, hereunder, and if the number of the Firm Units or Option Units with respect to which such default relates does not exceed in the aggregate 10% of the number of Firm Units or Option Units that all Underwriters have agreed to purchase hereunder, then such Firm Units or Option Units to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to their respective commitments hereunder.
     6.2. Default Exceeding 10% of Firm Units or Option Units.  In the event that the default addressed in Section 6.1 above relates to more than 10% of the Firm Units or Option Units, the Representative may, in its discretion, arrange for the Representative or for another party or parties to purchase such Firm Units or Option Units to which such default relates on the

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terms contained herein.  If within one (1) Business Day after such default relating to more than 10% of the Firm Units or Option Units the Representative does not arrange for the purchase of such Firm Units or Option Units, then the Company shall be entitled to a further period of one (1) Business Day within which to procure another party or parties satisfactory to the Representative to purchase said Firm Units or Option Units on such terms.  In the event that neither the Representative nor the Company arrange for the purchase of the Firm Units or Option Units to which a default relates as provided in this Section 6, this Agreement may be terminated by the Representative or the Company without liability on the part of the Company (except as provided in Sections 3.13 and 5 hereof) or the several Underwriters (except as provided in Section 5 hereof); provided, however, that if such default occurs with respect to the Option Units, this Agreement will not terminate as to the Firm Units; and provided further that nothing herein shall relieve a defaulting Underwriter of its liability, if any, to the other several Underwriters and to the Company for damages occasioned by its default hereunder.
     6.3. Postponement of Closing Date.  In the event that the Firm Units or Option Units to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Closing Date or Option Closing Date for a reasonable period, but not in any event exceeding five (5) Business Days, in order to effect whatever changes may thereby be made necessary in the Registration Statement and/or the Prospectus, as the case may be, or in any other documents and arrangements, and the Company agrees to file promptly any amendment to, or to supplement, the Registration Statement and/or the Prospectus, as the case may be, that in the opinion of counsel for the Underwriters may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 6 with like effect as if it had originally been a party to this Agreement with respect to such Securities.
     7. Additional Covenants.
     7.1. Additional Shares or Options.  The Company hereby agrees that until the Company consummates a Business Combination, it shall not issue any shares of Common Stock or any options or other securities convertible into Common Stock, or any shares of Preferred Stock which participate in any manner in the Trust Account or which vote as a class with the Common Stock on a Business Combination.
     7.2. Trust Account Waiver Acknowledgments. The Company hereby agrees that it will not commence its due diligence investigation of any operating business or businesses which the Company seeks to acquire (each, a “Target Business”) or obtain the services of any vendor unless and until such Target Business or vendor acknowledges in writing, whether through a letter of intent, memorandum of understanding or other similar document (and subsequently acknowledges the same in any definitive document replacing any of the foregoing), that (a) it has read the Prospectus and understands that the Company has established the Trust Account, initially in an amount of $200,000,000 (without giving effect to any exercise of the Over-allotment Option) for the benefit of the Public Shareholders and that, except for taxes payable by us and (x) up to $675,000 of such interest in the event of exercise of the over-allotment option

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and (ii) up to $420,000 of interest earned on Maxim Group LLC’s deferred underwriting compensation, the Company may disburse monies from the Trust Account only: (i) to the Public Shareholders in the event of the conversion of their shares or the dissolution and liquidation of the Trust Account as part of the Company’s plan of dissolution and liquidation or (ii) to the Company after it consummates a Business Combination and (b) for and in consideration of the Company (1) agreeing to evaluate such Target Business for purposes of consummating a Business Combination with it or (2) agreeing to engage the services of the vendor, as the case may be, such Target Business or vendor agrees that it does not have any right, title, interest or claim of any kind in or to any monies of the Trust Account (“Claim”) and waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever. The foregoing letters shall substantially be in the form attached hereto as Exhibit C and D, respectively.
     7.3. Insider Letters.  The Company shall not take any action or omit to take any action which would cause a breach of any of the Insider Letters executed between each Company Affiliate and Maxim and will not allow any amendments to, or waivers of, such Insider Letters without the prior written consent of Maxim.
     7.4. Second Amended and Restated Certificate of Incorporation and By-Laws.  The Company shall not take any action or omit to take any action that would cause the Company to be in breach or violation of its Second Amended and Restated Certificate of Incorporation or By-Laws.  Except as set forth in Section 3.30, prior to the consummation of a Business Combination, the Company will not amend its Second Amended and Restated Certificate of Incorporation or By-Laws without the prior written consent of Maxim.
     7.5. Proxy and Other Information.  The Company shall provide counsel to the Representative with ten copies of all proxy information and all related material filed with the Commission in connection with a Business Combination concurrently with such filing with the Commission.  In addition, the Company shall furnish any other state in which its initial public offering was registered, such information as may be requested by such state.
     7.6. Acquisition/Liquidation Procedure.
          7.6.1. The Company agrees: (i) that, prior to the consummation of any Business Combination, it will submit such transaction to the Company’s shareholders for their approval (“Business Combination Vote”) even if the nature of the acquisition is such as would not ordinarily require shareholder approval under Marshall Islands law; and (ii) that, in the event that the Company does not effect a Business Combination by the termination date of the Company’s corporate existence (the “Termination Date”), the Company shall take all action necessary to dissolve the Company and liquidate the Trust Account to holders of IPO Shares as soon as reasonably practicable, subject to the requirements of the laws of the Republic of Marshall Islands. Upon liquidation of the Trust Account, the Company will distribute to all holders of IPO Shares (defined below) an aggregate sum equal to $10.00 per unit (plus the interest income earned on the Trust Account not previously distributed to holders of the IPO Shares but net of:

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(i) taxes payable; (ii) interest income previously distributed to Public Shareholders; and (iii) up to an aggregate of $675,000 of interest income that we may draw in the event the over-allotment option is exercised in full) plus a pro rata share of any remaining net assets, subject to any valid claims by our creditors that are not covered by amounts held in the Trust Account or the indemnities provided by the Company’s directors and officers. Only holders of IPO Shares (as defined below) shall be entitled to receive liquidating distributions and the Company shall pay no liquidating distributions with respect to any other shares of capital stock of the Company, including the Placement Warrants. With respect to any vote for any plan of dissolution and liquidation recommended by the Company’s Board of Directors, if any, the Company shall use its reasonable best efforts to cause all of the Company Affiliates to vote the shares of Common Stock owned by them in favor of such plan of dissolution and liquidation.
          7.6.2. With respect to the Business Combination Vote, the Company shall use its reasonable best efforts to cause all of the Initial Shareholders to vote the shares of Common Stock owned by them immediately prior to this Offering in accordance with the majority of the IPO Shares. In addition, the Company shall use its reasonable best efforts to cause the Initial Shareholders to vote shares of Common Stock they acquire in the IPO or in the aftermarket in favor of the Business Combination.  At the time the Company seeks approval of any potential Business Combination, the Company will offer each of the holders of the Company’s Common Stock issued in this Offering (the “IPO Shares”) the right to convert their IPO Shares at a per share price equal to $10.00 (the “Redemption Price”). If holders of up to one share less than 35.0% in interest of the Company’s IPO Shares vote against such approval of a Business Combination, the Company may, but will not be required to, proceed with such Business Combination.  If the Company elects to so proceed, it will redeem shares, based upon the Redemption Price, from those holders of IPO Shares who affirmatively requested such conversion and who voted against the Business Combination.  If holders of 35.0% or more in interest of the IPO Shares vote against approval of any potential Business Combination, the Company will not proceed with such Business Combination and will not convert such shares. Only holders of IPO Shares shall be entitled to receive liquidating distributions and the Company shall pay no liquidating distributions with respect to any other shares of capital stock of the Company.
     7.7. Rule 419. The Company agrees that it will use its best efforts to prevent the Company from becoming subject to Rule 419 under the Act prior to the consummation of any Business Combination, including, but not limited to, using its best efforts to prevent any of the Company’s outstanding securities from being deemed to be a “penny stock” as defined in Rule 3a-51-1 under the Exchange Act during such period.
     7.8. Presentation of Potential Target Businesses.  The Company shall cause each of the Company Affiliates to agree that, in order to minimize potential conflicts of interest which may arise from multiple affiliations, the Company Affiliates will present to the Company for its consideration, prior to presentation to any other person or company, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the Company

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Affiliates cease to be affiliates of the Company, subject to any pre-existing fiduciary obligations the Company Affiliates might have.
     7.9. Target Net Assets. The Company agrees that the initial Target Business that it acquires must have a fair market value equal to at least 80.0% of the amount in the Trust Account at the time of such acquisition (exclusive of Maxim’s Contingent Discount plus interest thereon held in the Trust Account). The fair market value of such business must be determined by the Board of Directors of the Company based upon standards generally accepted by the financial community, such as actual and potential sales, earnings and cash flow and book value.  If the Board of Directors of the Company is not able to independently determine that the Target Business has a fair market value of at least 80.0% of the amount in the Trust Account (exclusive of the Contingent Discount plus interest thereon held in the trust account) at the time of such acquisition, the Company will obtain an opinion from an unaffiliated, independent investment banking firm which is a member of the NASD with respect to the satisfaction of such criteria.  The Company is not required to obtain an opinion from an investment banking firm as to the fair market value if the Company’s Board of Directors independently determines that the Target Business does have sufficient fair market value.
     8. Representations and Agreements to Survive Delivery.  Except as the context otherwise requires, all representations, warranties and agreements contained in this Agreement shall be deemed to be representations, warranties and agreements at the Closing Date or the Option Closing Date, if any, and such representations, warranties and agreements of the Underwriters and Company, including the indemnity agreements contained in Section 5 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Company or any controlling person, and shall survive termination of this Agreement or the issuance and delivery of the Securities to the several Underwriters until the earlier of the expiration of any applicable statute of limitations and the seventh (7th) anniversary of the later of the Closing Date or the Option Closing Date, if any, at which time the representations, warranties and agreements shall terminate and be of no further force and effect.
     9. Effective Date of This Agreement and Termination Thereof.
     9.1. Effective Date.  This Agreement shall become effective on the Effective Date at the time the Registration Statement is declared effective by the Commission.
     9.2. Termination.  Maxim shall have the right to terminate this Agreement at any time prior to any Closing Date: (i) if any domestic or international event or act or occurrence has materially disrupted or, in the Representative’s sole opinion, will in the immediate future materially disrupt, general securities markets in the United States; or (ii) if trading on the New York Stock Exchange, the AMEX, the Boston Stock Exchange or on the NASD OTC Bulletin Board (or successor trading market) shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities shall have been required on the NASD OTC Bulletin Board or by order of the Commission or any other government authority having jurisdiction, or (iii) if the United States shall have become involved in a war or an increase in

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major hostilities, or (iv) if a banking moratorium has been declared by a New York State or federal authority, or (v) if a moratorium on foreign exchange trading has been declared which materially adversely impacts the United States securities market, or (vi) if the Company shall have sustained a material loss by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will, in the Representative’s sole opinion, make it inadvisable to proceed with the delivery of the Units, or (vii) if any of the Company’s representations, warranties or covenants hereunder are breached, or (viii) if the Representative shall have become aware after the date hereof of such a material adverse change in the conditions or prospects of the Company, or such adverse material change in general market conditions, including, without limitation, as a result of terrorist activities after the date hereof, as in the Representative’s judgment would make it impracticable to proceed with the offering, sale and/or delivery of the Units or to enforce contracts made by the Underwriters for the sale of the Units.
     9.3. Expenses.  In the event that this Agreement shall not be carried out for any reason whatsoever, within the time specified herein or any extensions thereof pursuant to the terms herein, the obligations of the Company to pay the out of pocket expenses related to the transactions contemplated herein shall be governed by Section 3.13.1 hereof.
     9.4. Indemnification.  Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement, and whether or not this Agreement is otherwise carried out, the provisions of Section 5 shall not be in any way effected by, such election or termination or failure to carry out the terms of this Agreement or any part hereof.
     10. Miscellaneous.
     10.1. Notices.  All communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be mailed, delivered by hand or reputable overnight courier or delivered by facsimile transmission (with printed confirmation of receipt) and confirmed and shall be deemed given when so mailed, delivered or faxed (or if mailed, two days after such mailing):
If to the Representative:
Maxim Group LLC
405 Lexington Avenue
New York, New York 10174
Attn: Clifford Teller, Director of Investment Banking
Fax: (212) 895-3783
With a copy (which shall not constitute notice) to:
Ellenoff Grossman & Schole LLP
370 Lexington Avenue, 19th Floor

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New York, New York 10017
Attn: Douglas S. Ellenoff, Esq.
Fax: (212) 370-7889
If to the Company:
Seanergy Maritime Acquisition Corp.
10, Amfitheas Avenue
175 64 P. Faliro
Athens, Greece
Attn: Georgios Koutsolioutsos, Co-Chairman of the Board and President
Fax: 30-210-9406933
With a copy (which shall not constitute notice) to:
Loeb & Loeb LLP
345 Park Avenue
New York, NY 10154-1895
Attn: Mitchell S. Nussbaum, Esq.
Fax: (212) 407-4990
     10.2. Headings.  The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.
     10.3. Amendment.  This Agreement may only be amended by a written instrument executed by each of the parties hereto.
     10.4. Entire Agreement.  This Agreement (together with the other agreements and documents being delivered pursuant to or in connection with this Agreement) constitute the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and supersede all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.
     10.5. Binding Effect.  This Agreement shall inure solely to the benefit of and shall be binding upon the Representative, the Underwriters, the Company and the controlling persons, directors and officers referred to in Section 5 hereof, and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained.
     10.6. Governing Law, Venue, etc.
          10.6.1. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to the conflict of laws

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principles thereof. Each of the Representative and the Company (and any individual signatory hereto): (i) agrees that any legal suit, action or proceeding arising out of or relating to this agreement and/or the transactions contemplated hereby shall be instituted exclusively in New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection which such party may have or hereafter to the venue of any such suit, action or proceeding and (iii) irrevocably and exclusively consents to the jurisdiction of the New York Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding.
          10.6.2. Each of the Representative and the Company (and any individual signatory hereto) further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company or any such individual mailed by certified mail to the Company’s address shall be deemed in every respect effective service of process upon the Company or any such individual in any such suit, action or proceeding, and service of process upon the Representative mailed by certified mail to the Representative’s address shall be deemed in every respect effective service process upon the Representative, in any such suit, action or proceeding.
          10.6.3. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS EQUITY HOLDERS AND CREDITORS) HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT AND THE PROSPECTUS.
          10.6.4. The Company agrees that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.
     10.7. Execution in Counterparts.  This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Delivery of a signed counterpart of this Agreement by fax or email/.pdf transmission shall constitute valid and sufficient delivery thereof.
     10.8. Waiver, etc.  The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement.  No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed

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by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.
     10.9. No Fiduciary Relationship. The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the offering of the Company’s securities. The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, shareholders, creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the offering of the Company’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

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September 24, 2007

     If the foregoing correctly sets forth the understanding between the Underwriters and the Company, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

Very Truly Yours, SEANERGY MARITIME CORP.
By:	/s/ Panagiotis Zafet
	Name:	Panagiotis Zafet
	Title:	Chief Executive Officer

Agreed to and accepted
as of the date first written above:
MAXIM GROUP LLC, as Representative
of the several Underwriters

By:	/s/ Clifford A. Teller
	Name:	Clifford A. Teller
	Title:	Director of Investment Banking

[Signature Page to Underwriting Agreement, dated September 24, 2007]

SCHEDULE A
SEANERGY MARITIME CORP.
22,000,000 Units

Number of Firm Units
Underwriter	to be Purchased
Maxim Group LLC	15,000,000
Ramius Securities, L.L.C.	4,500,000
I-Bankers Securities, Inc.	700,000
Roth Capital Partners, LLC	700,000
Broadband Capital Management, LLC	550,000
Pali Capital, Inc.	260,000
Legend Merchant Group, Inc.	170,000
Charden Capital Merkets, LLC	100,000
Jesup & Lamon Securities Corporation	20,000

22,000,000

EXHIBIT A
FORM OF LOEB & LOEB OPINION

345 Park Avenue	Direct	212.407.4000
New York, NY 10154-1895	Main	212.407.4000
	Fax	212.407.4990
September 28, 2007
Maxim Group LLC
     as representative of several underwriters
405 Lexington Avenue, 2nd Floor
New York, New York 10174
Ladies and Gentlemen:
          We have acted as counsel to Seanergy Maritime Corp., a Marshall Islands corporation (the “Company”), in connection with (a) the public offering (the “IPO”) being underwritten by you and the other Underwriters of 23,100,000 Units (“Units”), each Unit consisting of one share of the Company’s common stock, par value $.0001 per share (the “Common Stock”), and one warrant to purchase one share of Common Stock (the “Warrants”), which includes 1,100,000 Units (the “Over-Allotment Units”) for which the Underwriters have exercised their over-allotment option (including all shares of Common Stock issued or issuable on exercise of Warrants issued as part of the Units and Over-Allotment Units and the Warrants so issued), pursuant to that certain Underwriting Agreement by and among the Company, the Representative and the other Underwriters party thereto, dated September 24, 2007 (the “Underwriting Agreement”); and (b) the Private Placement (“Private Placement”) of 16,016,667 Warrants pursuant to a certain Amended and Restated Subscription Agreement between the Company and each of its executive officers (“Subscription Agreement”). This opinion is being delivered to you pursuant to Section 4.2.1 of the Underwriting Agreement. All capitalized terms used herein, but not defined herein, shall have the respective meanings given them in the Underwriting Agreement.
          In connection with the rendering of our opinion, we have:
     (a) examined and are familiar with originals or copies, certified or otherwise identified to our satisfaction of:
1.	the Underwriting Agreement;

2.	the Subscription Agreement;

3.	the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”);

4.	resolutions of the board of directors of the Company authorizing the IPO and Private Placement, including, among other things, the execution and delivery of the Underwriting Agreement and the Subscription Agreement;

5.	the Registration Statement, the Sale Preliminary Prospectus, the Prospectus and the documents filed as exhibits to the Registration Statement; and

Maxim Group LLC as representative of several underwriters
September 28, 2007

6.	such other corporate records, certificates and other records and documents that we have deemed appropriate;
     (b) made such inquiries of officers and representatives of the Company and investigated such questions of law as we have deemed necessary or appropriate as a basis for the opinions set forth below
          In connection with our examination and in rendering the opinions expressed below, we have assumed, with your approval and without any independent investigation, the genuineness of signatures on all documents, the authenticity of all documents submitted to us as originals, the legal capacity of natural persons to execute and deliver documents, and the conformity to original documents of all copies submitted to us as certified, conformed, photographic or telecopied copies. As to certain factual matters, unless otherwise indicated, we have relied, to the extent we have deemed proper, only on statements and representations of officers and other representatives of the Company, upon certificates of officers of the Company and public officials, and the factual representations set forth in the Underwriting Agreement and the Subscription Agreement. In making our examination of executed documents, we have assumed that the parties thereto, including the Company, had the power, corporate or other, to enter into and perform all obligations thereunder and have also assumed the due authorization by all requisite action, corporate or other, and the execution and delivery by such parties of such documents, and the validity and binding effect thereof on such parties, excluding the Company. We have assumed that the Company has been duly organized and is validly existing in good standing, and has requisite legal status and legal capacity, under the laws of its jurisdiction of organization. We have also assumed that the Company has complied and will comply with all aspects of the laws of all relevant jurisdictions (including the laws of the Republic of the Marshall Islands) in connection with the transactions contemplated by, and the performance of its obligations under all executed documents, other than the laws of the United States of America and the State of New York insofar as we express our opinions herein. We have also assumed the extension of consideration under the Underwriting Agreement and the Subscription Agreements by the parties thereto other than the Company.
          Based on the foregoing assumptions, and subject to the qualifications and exceptions stated below, we are of the opinion that:
          (i) The offers and sales of the outstanding shares of Common Stock were at all relevant times either registered under the Act and the state securities or Blue Sky Laws or exempt from such registration requirements.
          (ii) When issued, the Warrants, Representative’s Purchase Option and the Representative’s Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby and the Warrants, Representative’s Purchase Option and Representative’s Warrants, when issued, are enforceable against the Company in accordance with their respective terms, except: (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (b) as enforceability of any indemnification or contribution provision may be limited under the United States and foreign and state laws; and (c) that the remedy of specific performance and

Maxim Group LLC as representative of several underwriters
September 28, 2007

injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.
          (iii) The Placement Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, shares of Common Stock called for thereby, and such Placement Warrants are enforceable against the Company in accordance with their respective terms, except: (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (b) as enforceability of any indemnification or contribution provision may be limited under foreign, federal and state laws; and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.
          (iv) The Underwriting Agreement, the Warrant Agreement, the Trust Agreement, the Services Agreement, the Subscription Agreement, the Representative’s Purchase Option, the Right of First Refusal and Corporate Opportunities Agreements set forth on Exhibit A hereto (“Right of First Refusal Agreements”), the Escrow Agreement and the Registration Rights Agreement when executed and delivered by the Company, constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except: (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (b) as enforceability of any indemnification or contribution provisions may be limited under the foreign, federal and state laws; and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.
          (v) Assuming due authorization, execution and delivery in accordance with applicable law, the Insider Letters, the Subscription Agreement, the Escrow Agreement and the Right of First Refusal and Corporate Opportunities Agreements (to the extent applicable) constitute the valid and binding obligations of the respective Directors/Officers party thereto, enforceable against them in accordance with their respective terms, except: (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (b) as enforceability of any indemnification or contribution provisions may be limited under the foreign, federal and state securities laws; and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.
          (vi) The execution, delivery and performance by the Company of the Underwriting Agreement, the Warrant Agreement, the Trust Agreement, the Services Agreement, the Subscription Agreement, Right of First Refusal Agreements, the Escrow Agreement and the Registration Rights Agreement, the consummation of the transactions contemplated thereby (including the issuance and sale of the Units [including the Common Stock and Warrants comprised therein], the Placement Warrants and the Representative’s Purchase Option), and compliance by the Company with the terms and provisions thereof, do not and will not, with or without the giving of notice or the lapse of time, or both, to our knowledge violate any statute or any judgment, order or decree, rule or regulation applicable to the Company of any United States federal or state regulatory authority or other governmental

Maxim Group LLC as representative of several underwriters
September 28, 2007

body having jurisdiction over the Company, its properties or assets; provided, we express no opinion in this paragraph as to any federal securities laws.
          (vii) The Registration Statement, the Sale Preliminary Prospectus, the Prospectus and any post-effective amendments or supplements thereto (other than the financial statements included therein, as to which no opinion need be rendered) each as of their respective dates complied as to form in all material respects with the requirements of the Act and Regulations.
          (viii) To our knowledge, there are no contracts or documents of a character required to be described in the Registration Statement, the Sale Preliminary Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement not so described or filed as required.
          (ix) The Registration Statement on Form F-1 (File No. 333-144436) has been declared effective under the Act and any required filing of the Prospectus, and any supplements thereto, pursuant to Rule 424(b) promulgated under the Act has been made in the manner and in the time period required by Rule 424(b). To our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Act or applicable state securities laws.
          (x) To our knowledge, there is no action, suit or proceeding before or by any court or governmental agency authority or body, or any arbitrator, domestic or foreign, now pending, or threatened against the Company or its property that is required to be described in the Registration Statement.
          (xi) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any judicial, regulatory or other legal or governmental agency or body, foreign or domestic, is required for the execution, delivery and performance of the Underwriting Agreement or consummation of the transactions contemplated by the Underwriting Agreement, the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, except for (1) such as may be required under foreign and state securities or blue sky laws in connection with the purchase and distribution of the Units by the Underwriters (as to which such counsel need express no opinion), (2) such as have been made or obtained under the Securities Act and (3) such as are required by the NASD.
          (xii) Our opinion as filed as Exhibit 8.1 to the Registration Statement continues to be our opinion, subject to the assumptions, limitations and qualifications set forth therein and herein.
          (xiii) The Securities have been duly authorized for trading on AMEX.
          We have participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and representatives of the Underwriters at which the contents of the Registration Statement, the Sale Preliminary Prospectus and the Prospectus and related matters were discussed and, although we are not passing upon and do not assume any responsibility for the accuracy,

Maxim Group LLC as representative of several underwriters
September 28, 2007

completeness or fairness of the statements contained in the Registration Statement, the Sale Preliminary Prospectus and Prospectus, no facts have come to our attention which leads us to believe that either (i) the Registration Statement or the Prospectus or any amendment or supplement thereto, as of the date of this opinion or (ii) the Sale Preliminary Prospectus as of its date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that we need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Registration Statement, Sale Preliminary Prospectus or Prospectus).
          The foregoing opinions are subject to the following exceptions and qualifications:
          We express no opinion as to (i) any provision which provides that oral modifications will be unenforceable or which limits the applicability of the doctrine of promissory estoppel; (ii) choice of law or venue provisions; (iii) any provision that prohibits assignment by operation of law or in any other respect that may be deemed unreasonable under the circumstances; (iv) indemnification provisions to the extent such provisions might be violate statutes or public policy; (v) any arbitration provisions; (vi) matters relating to any state securities laws or blue sky laws, except New York State securities laws; (vii) matters relating to environmental or intellectual property laws or matters or (viii) the value of the consideration provided for the Securities.
          The opinions we express above are based upon a review only of those laws, statutes, rules, ordinances and regulations which, in our experience, a securities lawyer who is a member of the bar of the State of New York and practices before the Securities and Exchange Commission exercising customary professional diligence would reasonably recognize as being applicable to the type of transactions contemplated by the Underwriting Agreement. We have not examined and we do not express any opinion herein concerning any laws other than applicable federal securities laws and the laws of the State of New York, and we express no opinion as to the extent to which the laws of any jurisdiction other than those identified above are applicable to the subject matter hereof. Insofar as opinions expressed herein relate to matters governed by laws other than those set forth in the preceding sentence, we have assumed without having made any independent investigation, that such laws do not affect any of the opinions set forth herein.
          In rendering the opinions set forth above which are based upon our knowledge of factual matters, we have advised you only as to such knowledge as we have obtained from (a) discussions in the course of representation with officers and responsible employees of the Company and lawyers presently in our firm whom we have determined are likely, in the ordinary course of their respective duties, to have knowledge of the transactions contemplated by the Underwriting Agreement, the Warrant Agreement, the Services Agreement, the Trust Agreement, the Subscription Agreements, the Representative’s Purchase Option, the Registration Rights Agreement, the Right of First Refusal Agreements and the Escrow Agreement and the matters covered by this opinion and (b) such other investigation that we specifically set forth herein.

Maxim Group LLC as representative of several underwriters
September 28, 2007

          Nothing in this opinion should be interpreted as expressing any opinion as of any date later than the date of this opinion.
          This opinion is furnished to you as representative of the Underwriters and is solely for the Underwriters’ benefit and only in connection with the transactions contemplated by the Underwriting Agreement. This opinion is not to be used, disclosed, relied upon or otherwise referred to by any other person without our prior written consent.
U.S. Treasury Department Circular 230 Disclosures
          The opinion set forth in (xii) above is not intended or written to be used, nor can it be used, by any taxpayer for the purpose of avoiding any U.S. federal tax-related penalty that may be imposed on the taxpayer. Such opinion is written to support the promotion or marketing of the transactions or matters addressed therein, and a taxpayer should seek advice based on the taxpayer’s circumstances from an independent tax adviser.
          Such opinion is limited to the U.S. federal income tax issues addressed therein, and additional issues may exist that could affect the U.S. federal income tax treatment of the transactions or matters that are the subject of the opinion. Such opinion does not consider or provide a conclusion with respect to any such additional issues (or any state or local income, or other, tax issues).
          Nothing herein shall be construed as a limitation on the disclosure of the tax treatment or tax structure of the transactions or matters addressed in such opinion.
Very truly yours,

Loeb & Loeb LLP

EXHIBIT B
FORM OF REEDER & SIMPSON P.C. OPINION
REEDER & SIMPSON P.C.
Attorneys-at-Law

RRE Commercial Center		R. Simpson
P.O. Box 601		8 Karaïskaki St., Moschaton 183 45
Majuro, MH 96960, Marshall Islands		Athens, Greece
Telephone:	+692 625 3602	Telephone:	+30 210 941 7208
Fax:	+692 625 3603	Fax:	+30 210 941 4790
E-mail:	dreeder@ntamar.net	E-mail:	simpson@otenet.gr
		Mobile phone:	+30 6945 465 173
September 28, 2007
Maxim Group LLC
405 Lexington Avenue
New York, NY 10174
As Representative of the Underwriters
named on Schedule A hereto

Re:	SEANERGY MARITIME CORP. Common Stock, par value $0.001 per share
Ladies and Gentlemen:
     We have acted as Marshall Islands counsel to Seanergy Maritime Corp., a corporation organized under the laws of the Republic of the Marshall Islands (the “Company”), in connection with (i) the Company’s public offering of 22,000,000 units (the “Units”) each consisting of one share of its common stock, par value $0.001 per share (the “Shares”) and one warrant to purchase one share of common stock (the “Warrant(s)”), (ii) the Underwriting Agreement dated September 27, 2007 (the “Underwriting Agreement”) between the Company and Maxim Group LLC, as Representatives of the underwriters listed on Schedule A hereto (collectively, the “Underwriters”) and (iii)  the registration statements on Form F-1 (File Nos. 333-144436 and 333-146281), including the prospectus of the Company (the “Prospectus”), with respect to the offering of the Units included therein (as amended, the “Registration Statement”). This opinion is furnished to the Underwriters pursuant to Section 4.2.1 of the Underwriting Agreement. Except as otherwise provided herein, capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

(a)	the Registration Statement;

(b)	the Underwriting Agreement;

(c)	the Warrant Agreement;

(d)	the Trust Agreement;

(e)	the Services Agreement;

(f)	the Subscription Agreement;

(g)	the Insider Letters;

(h)	the Representatives Purchase Option;

(i)	the Escrow Agreement;

(j)	the Registration Rights Agreement; and

(k)	the articles of incorporations and bylaws of the Company.
We have also examined and relied, as to factual matters, upon originals, or copies certified to our satisfaction, of such records, documents, certificates of officers of the Company and of public officials and other instruments, and made such other inquiries, as, in our judgment, are necessary or appropriate to enable us to render the opinion expressed below. As to questions of fact material to this opinion, we have, with your approval, where relevant facts were not independently established, relied upon, among other things, the representations made in the Underwriting Agreement and certificates of officers of the Company.
For the purpose of this opinion, we have further assumed:
(a)	the power, authority and legal right of all parties to the Underwriting Agreement (other than the Company) to enter into and to perform their respective obligations thereunder and that the Underwriting Agreement has been duly authorized, executed and delivered by each such party;

(b)	the genuineness of all signatures on all documents and the completeness, and the conformity to original documents, of all copies submitted to us;

(c)	due compliance of the Underwriting Agreement with all matters of, and the validity and enforceability thereof under, all such laws as govern or relate to them (other than the laws of the Republic of the Marshall Islands as to which we are opining);

(d)	that each of the parties to the Underwriting Agreement (other than the Company) has duly and validly executed and delivered the Underwriting Agreement and has complied with all legal requirements pertaining to its status as such status relates to its rights to seek benefits of and enforce the Underwriting Agreement against the Company;

(e)	that any required consents, licenses, permits, approvals, exemptions, qualifications or authorizations of or by, and any required registrations or filings with, any governmental authority or regulatory body of any jurisdiction other than the Republic of the Marshall Islands in connection with the transactions contemplated by the Underwriting Agreement have been duly obtained or made;

(f)	that with respect to opinion 8 only, none of the Underwriters are deemed to be resident, domiciled, or carrying on any commercial activity in the Republic of the Marshall Islands.
Based upon and subject to the foregoing and having regard to legal considerations we deem relevant, we are of the opinion that, insofar as the laws of the Republic of the Marshall Islands are concerned:
          1. The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of its jurisdiction of incorporation, with full power and authority to own its properties and conduct its business as described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus
          2. All issued and outstanding securities of the Company (including, without limitation, the Placement Securities) have been duly authorized and validly issued and are fully paid and non-assessable; the holders thereof are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any shareholder of the Company arising by operation of law or under the Amended and Restated Articles of Incorporation or Bylaws of the Company. The authorized and outstanding capital stock of the Company is as set forth in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.
          3. The Securities and the Representative’s Securities have been duly authorized and, when issued and paid for by the Underwriters pursuant to the Underwriting Agreement, will be validly issued, fully paid and non-assessable; the holders thereof are not and will not be subject to personal liability by reason of being such holders. The Securities are not and will not be subject to the preemptive rights of any holders of any security of the Company arising by operation of law or under the Amended and Restated Articles of Incorporation or Bylaws of the Company or, to our knowledge, similar rights that entitle or will entitle any person to acquire any security from the Company upon issuance or sale thereof. When issued, the Warrants and the Representative’s Warrants will constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby and such Warrants and Representative’s Warrants, when issued, are enforceable against the Company in accordance with their respective terms, except: (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (b) as enforceability of any indemnification or contribution provision may be limited under Marshall Islands laws; and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. The certificates representing the Securities and the Representative’s Securities are in due and proper form. A sufficient number of shares of Common Stock have been reserved for issuance upon exercise of the Warrants and Representative’s Warrants. The shares of Common Stock underlying the Warrants and

Representative’s Warrants will, upon exercise thereof and payment of the exercise price therefor, be duly authorized and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to preemptive or, to such counsel’s knowledge, similar rights that entitle or will entitle any person to acquire any securities from the Company upon issuance thereof.
          4. The Placement Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, shares of Common Stock called for thereby, and such Placement Warrants are enforceable against the Company in accordance with their respective terms, except: (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (b) as enforceability of any indemnification or contribution provision may be limited under Marshall Islands laws; and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. A sufficient number of shares of Common Stock have been reserved for issuance upon exercise of the Placement Warrants. The shares of Common Stock underlying the Placement Warrants will, upon exercise of the Warrants and payment of the exercise price thereof, be duly authorized and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to preemptive or, to such counsel’s knowledge, similar rights that entitle or will entitle any person to acquire any securities from the Company upon issuance thereof.
          5. The Company has full right, power and authority to execute and deliver the Underwriting Agreement, the Warrant Agreement, the Trust Agreement, the Services Agreement, the Subscription Agreement, the Representative’s Purchase Option, the Escrow Agreement and the Registration Rights Agreement and to perform its obligations thereunder, and all corporate action required to be taken for the due and proper authorization, execution and delivery of the Underwriting Agreement, the Warrant Agreement, the Trust Agreement, the Services Agreement, the Subscription Agreement, the Representative’s Purchase Option, the Escrow Agreement and the Registration Rights Agreement and consummation of the transactions contemplated by the Underwriting Agreement, the Registration Statement, the Sale Preliminary Prospectus and the Prospectus and as described in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus have been duly and validly taken.
          6. The Insider Letters, the Subscription Agreement and the Escrow Agreement have been duly authorized, executed and delivered by the Initial Shareholders (or, if applicable, their affiliates) party thereto and constitute the valid and binding obligations of such Initial Shareholders enforceable against them in accordance with their respective terms, except: (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (b) as enforceability of any indemnification or contribution provisions may be limited under Marshall Islands laws; and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

          7. The Underwriting Agreement, the Warrant Agreement, the Trust Agreement, the Services Agreement, the Subscription Agreement, the Representative’s Purchase Option, the Escrow Agreement and the Registration Rights Agreement have each been duly and validly authorized and, when executed and delivered by the Company, constitute the valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except: (a) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally; (b) as enforceability of any indemnification or contribution provisions may be limited under Marshall Islands laws; and (c) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.
          8. The execution, delivery and performance of the Underwriting Agreement, the Warrant Agreement, the Trust Agreement, the Services Agreement, the Subscription Agreement, the Representative’s Purchase Option, the Escrow Agreement and the Registration Rights Agreement, the issuance and sale of the Securities, the Placement Securities and the Representative’s Shares, the consummation of the transactions contemplated hereby and thereby, and compliance by the Company with the terms and provisions hereof and thereof, do not and will not, with or without the giving of notice or the lapse of time, or both, (a) conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, or result in the creation or modification of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company pursuant to the terms of, any mortgage, deed of trust, note, indenture, loan, contract, commitment or other agreement or instrument filed as an exhibit to the Registration Statement, (b) result in any violation of the provisions of the Amended and Restated Articles of Incorporation or the Bylaws of the Company, or (c) violate any statute or any judgment, order or decree, rule or regulation of the Marshall Islands applicable to the Company of any court, , or of any or regulatory authority or other governmental body of the Marshall Islands having jurisdiction over the Company, its properties or assets.
          9. We have no reason to believe that on the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading and that the Sale Preliminary Prospectus or Prospectus, as of their respective dates and the Closing Date contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading.
          10. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any judicial, regulatory or other legal or governmental agency or body of the Marshall Islands is required for the execution, delivery and performance of the Underwriting Agreement or consummation of the transactions contemplated by the Underwriting Agreement, the Registration Statement, the Sale Preliminary Prospectus and the Prospectus.

          11. The statements under: (i) the caption “Description of Securities,” (ii) the caption “Marshall Islands Company Considerations”; (iii) the risk factors captioned “Risk Factors—Risks Associated with this Offering—We are incorporated in the Republic of the Marshall Islands, which does not have a well-developed body of corporate law, causing our public shareholders to have more difficulty in protecting their interests,” and “Risk Factors—Risks Associated with Our Current Business—Because all our directors and officers reside outside of the United States and, after the consummation of a business combination, substantially all of our assets may be located outside of the United States, it may be difficult for investors to enforce their legal rights against such individuals,”; (iv) the caption “Enforcement of Civil Liabilities; and (v) the statement under the subheading “Marshall Islands Tax Consideration” under the caption “Taxation”, insofar as such statements constitute a summary of the legal matters, agreements, documents or proceedings referred to therein, fairly and accurately present the information called for with respect to such legal matters, agreements, documents and proceedings.
          12. No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the underwriters to the Republic of the Marshall Islands or to any political subdivision or taxing authority thereof or therein in connection with the sale and delivery by the Company of the Units to or for the respective accounts of the underwriters or the sale or delivery by the underwriters of the Units to the initial purchasers thereof.
          13. All dividends and other distributions declared and payable on the shares of Common Stock of the Company may under the laws and regulations of the Republic of the Marshall Islands be paid in United States dollars and may be freely transferred out of the Republic of the Marshall Islands, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the Republic of the Marshall Islands and are otherwise free and clear of any other tax, withholding or deduction in or without the necessity of obtaining any consents, approvals, authorizations, orders, licenses, registrations, clearances and qualifications of or with any governmental agency or body in the Republic of the Marshall Islands.
          14. Subsequent to the respective dates as of which information is given in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, except as set forth in the Registration Statement, the Sale Preliminary Prospectus and the Prospectus, to the best of our knowledge, the Company has not paid any dividends on its capital stock.
          15. No relevant authority or case law under Marshall Islands law exists that would restrict a company’s ability to require itself to make quarterly dividends or distributions to equity holders. Furthermore, we are not aware of any successful challenges to similar requirements in a company’s articles of incorporation by a SPAC or other companies.
          We also qualify our opinion to the extent that (i) the enforceability of the rights and remedies provided for in the Underwriting Agreement (a) may be limited by insolvency, bankruptcy, reorganization, moratorium, fraudulent transfer, fraudulent conveyance or other similar laws affecting generally the enforceability of creditors’ rights from time to time in effect and (b) is subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, including application of principles of good faith, fair dealing, commercial reasonableness, materiality, unconscionability and conflict with public policy and other similar principles; (ii) while there is nothing in Marshall Islands law which prohibits a Marshall Islands corporation from submitting to the jurisdiction of a forum other than the Republic of the Marshall Islands, the validity and enforceability of the submission to jurisdiction provisions set forth in the Underwriting Agreement are not dependent upon Marshall Islands law and such provisions may not be enforceable under the laws of a particular jurisdiction; and (iii)  different results might be obtained under laws other than those of the State of New York by which the Underwriting Agreement is expressed to be governed.
This opinion is limited to matters of law of the Republic of Marshall Islands. We express no opinion with respect to the law of any other jurisdiction.

Very truly yours, REEDER & SIMPSON P.C. By

SCHEDULE A
SEANERGY MARITIME CORP.
20,000,000 Units

Number of Firm Units
Underwriter	to be Purchased
Maxim Group LLC

EXHIBIT C
Form of Target Business Letter
Seanergy Maritime Corp.
641 Fifth Avenue
New York, New York 10022
Gentlemen:
     Reference is made to the Final Prospectus of Seanergy Maritime Corp. (the “Company”), dated                     , 2007 (the “Prospectus”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in Prospectus.
     We have read the Prospectus and understand that the Company has established the Trust Account, initially in an amount of at least $200,000,000 for the benefit of the Public Shareholders and the underwriters of the Company’s initial public offering (the “Underwriters”) and that, except for a portion of the interest earned on the amounts held in the Trust Account, the Company may disburse monies from the Trust Account only: (i) to the Public Shareholders in the event of the redemption of their shares or the dissolution and liquidation of the Company; (ii) to the Public Shareholder from the interest income earned on the Trust Account, as determined by the Board of Directors; or (ii) to the Company and the Underwriters after it consummates a Business Combination.
     For and in consideration of the Company agreeing to evaluate the undersigned for purposes of consummating a Business Combination with it, the undersigned hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Account (each, a “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

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Authorized Signature of Target Business

EXHIBIT D
Form of Vendor Letter
Seanergy Maritime Corp.
641 Fifth Avenue
New York, New York 10022
Gentlemen:
     Reference is made to the Final Prospectus of Seanergy Maritime Corp. (the “Company”), dated                     , 2007 (the “Prospectus”). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in Prospectus.
     We have read the Prospectus and understand that the Company has established the Trust Account, initially in an amount of at least $200,000,000 for the benefit of the Public Shareholders and the underwriters of the Company’s initial public offering (the “Underwriters”) and that, except for a portion of the interest earned on the amounts held in the Trust Account, the Company may disburse monies from the Trust Account only: (i) to the Public Shareholders in the event of the redemption of their shares or the dissolution and liquidation of the Company; (ii) to the Public Shareholder from the interest income earned on the Trust Account, as determined by the Board of Directors; or (ii) to the Company and the Underwriters after it consummates a Business Combination.
     For and in consideration of the Company agreeing to use the services of the undersigned, the undersigned hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Account (each, a “Claim”) and hereby waives any Claim it may have in the future as a result of, or arising out of, any services provided to the Company and will not seek recourse against the Trust Account for any reason whatsoever.

Print Name of Vendor

Authorized Signature of Vendor